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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material under §240.14a-12

Toreador Resources Corporation
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Toreador Resources Corporation

Notice of 2010
Annual Meeting
of Stockholders
and Proxy Statement

Please Complete, Sign, Date
And Return Your Proxy Promptly

Thursday, June 3, 2010 11:00 a.m. EDT W New York-Times Square Studios 2 & 3, Fifth Floor 1567 Broadway New York, NY 10036

Toreador Resources Corporation c/o Toreador Holding SAS 9 rue Scribe 75009 Paris, France +33 1 47 03 34 24 +33 1 47 03 33 71

             , 2010

Dear Toreador Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Toreador Resources Corporation. The meeting will be held at 11:00 a.m. EDT on Thursday, June 3, 2010, at the W New York–Times Square, Studios 2 & 3, Fifth Floor, 1567 Broadway, New York, NY 10036. Your Board of Directors and management look forward to greeting those of you able to attend in person.

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  You will find enclosed a Notice of Annual Meeting of Stockholders that identifies the proposals for your action.

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  At the meeting we will present a report on Toreador's 2009 business results, current plans and other matters of current interest to you.

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  You will also find enclosed Toreador's 2009 Annual Report.

        Your vote is very important. The Board of Directors appreciates and encourages stockholder participation in Toreador's affairs. Whether or not you can attend the meeting, please read the proxy statement carefully, then sign, date and return the enclosed proxy promptly in the envelope provided, or vote via the internet or by telephone, as described in the instructions included with your proxy card, so that your shares will be represented at the meeting.

        On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,
Peter Hill Non-Executive Chairman of the Board of Directors

TOREADOR RESOURCES CORPORATION
c/o Toreador Holding SAS
9 rue Scribe
75009 Paris, France

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, June 3, 2010

To Our Stockholders:

        The Annual Meeting of Stockholders (the "Annual Meeting") of Toreador Resources Corporation, a Delaware corporation ("Toreador" or the "Company") will be held on Thursday, June 3, 2010, at 11:00 a.m. EDT at the W New York–Times Square, Studios 2 & 3, Fifth Floor, 1567 Broadway, New York, NY 10036, for the following purposes:

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  To elect members of the Board of Directors, whose terms are described in the proxy statement;

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  To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 30 million shares to 50 million shares;

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  To approve an amendment to the Toreador Resources Corporation 2005 Long-Term Incentive Plan; and

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  To transact such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof.

        The Board of Directors has no knowledge of any other business to be transacted at the Annual Meeting.

        Only stockholders of record of Toreador common stock at the close of business on April 7, 2010 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

        A record of Toreador's activities is contained in the enclosed 2009 Annual Report.

Dated: , 2010
Sincerely,
Peter Hill Non-Executive Chairman of the Board of Directors

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE, AS DESCRIBED IN THE INSTRUCTIONS INCLUDED WITH YOUR PROXY CARD. IF YOU DO ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROMPT RETURN OF PROXIES WILL HELP TO ENSURE A QUORUM AND SAVE TOREADOR THE EXPENSE OF FURTHER SOLICITATION.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on June 3, 2010

        This Proxy Statement and the Annual Report for the fiscal year ended December 31, 2009 are available for viewing, printing and downloading at https://materials.proxyvote.com/ 891050.

TOREADOR RESOURCES CORPORATION

i

ii

TOREADOR RESOURCES CORPORATION
c/o Toreador Holding SAS
9 rue Scribe
75009 Paris, France
+33 1 47 03 34 24

PROXY STATEMENT
For Annual Meeting of Stockholders To Be Held on Thursday, June 3, 2010

GENERAL

        Your proxy is being solicited by the Board of Directors of Toreador Resources Corporation ("Toreador" or the "Company") for use at the 2010 Annual Meeting of Stockholders of Toreador (the "Annual Meeting"). The Annual Meeting will be held on Thursday, June 3, 2010, at 11:00 a.m. EDT at the W New York–Times Square, Studios 2 & 3, Fifth Floor, 1567 Broadway, New York, NY 10036. This proxy statement and form of proxy are being sent to you on or about April     , 2010.

        Toreador will bear the cost of soliciting proxies. We have retained Broadridge Investor Communication Solutions, Inc., a proxy solicitation firm, to distribute broker search cards, this proxy statement, the attached form of proxy card and our 2009 Annual Report, to provide the website hosting of the proxy statement and 2009 Annual Report, and to solicit proxies for a fee of approximately $25,000, plus certain out-of-pocket expenses. Additionally, we may use our officers and employees to solicit proxies in person or by telephone, facsimile or similar means (any officers or employees soliciting proxies will not receive any extra compensation for their efforts). We may also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy materials to the beneficial owners of such stock.

Proxies

        Shares represented by a proxy in the form provided to you with this proxy statement will be voted at the Annual Meeting in accordance with your directions. To be valid and counted at the Annual Meeting, you must properly sign, date and return the proxy card to us or vote via the internet or by telephone, as described in the instructions included with your proxy card. If you do not provide any direction as to how to vote your shares, your shares will be voted:

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  FOR the election of the seven nominees for directors named in the proxy card;

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  FOR the approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 30 million shares to 50 million shares; and

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  FOR the approval of an amendment to the Toreador Resources Corporation 2005 Long-Term Incentive Plan.

        Although the Board of Directors knows of no other business to come before the Annual Meeting, the persons named in the proxy card intend to vote on any such new matters in accordance with their best judgment. Adjournments or postponements of the Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of Toreador common stock representing a majority of the vote present in person or by proxy at the Annual Meeting, provided that a quorum does not exist, without further notice other than by an announcement made at the Annual Meeting.

        You may revoke your proxy at any time before it has been voted at the Annual Meeting by giving written notice of such revocation to the Secretary of Toreador, by submitting a proxy having a later date or by withdrawing your proxy and voting in person at the Annual Meeting.

 Voting Procedures and Tabulation

        One-third of the shares of outstanding Toreador common stock entitled to vote, present at the Annual Meeting, in person or proxy, will constitute a quorum at the Annual Meeting. For purposes of the quorum and the discussion below regarding the votes necessary to take the requested stockholder action (i) stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present and entitled to vote and they are counted toward the quorum, and (ii) stockholders of record who cause broker non-votes are considered stockholders who are present and entitled to vote and they are counted toward the quorum so long as they are entitled to vote on at least one matter.

        Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. "Broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. "Uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified us on a proxy form or has otherwise advised us that the broker lacks voting authority.

        Election of Directors.    Assuming a quorum is present, directors are elected by a plurality of the votes of the shares represented in person or by proxy and entitled to vote. Votes may be cast in favor of, or withheld with respect to, each nominee. We will not count abstentions and broker non-votes for this purpose.

        Amendment to Restated Certificate of Incorporation.    Assuming a quorum is present, the proposal requires the affirmative vote of the holders of a majority of the shares of common stock outstanding on the record date. Abstentions and broker non-votes will effectively count as a vote against the proposal.

        Approval of the Amendment to the 2005 Long-Term Incentive Plan.    Assuming a quorum is present, approval of the amendment to the 2005 Long-Term Incentive Plan requires the affirmative vote, in person or by proxy, of a majority of the total votes cast on the proposal. Votes may be cast in favor of, or withheld with respect to, the amendment. We will not count abstentions and broker non-votes for this purpose.

        We will appoint one or more inspectors of election to act at the Annual Meeting and to make a written report on the voting. Prior to the Annual Meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The inspectors will tabulate the number of votes cast (i) for or withheld with respect to each nominee for director, (ii) for, against or abstaining with respect to the amendment to our Restated Certificate of Incorporation, (iii) for, against or abstaining with respect to the amendment to the Toreador Resources Corporation 2005 Long-Term Incentive Plan, and (iv) for, against or abstaining with respect to each other matter as may properly come before the Annual Meeting or any adjournment thereof.

Voting Securities

        Only the shareholders of record at the close of business on April 7, 2010, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. As of April 7, 2010, there were 24,941,155 shares of Toreador common stock, par value $.15625 per share, outstanding. There is no other outstanding class of voting securities. Each share of Toreador common stock is entitled to one vote. All references to "stockholders" in this proxy statement refer to holders of Toreador common stock.

 PROPOSAL ONE:

ELECTION OF DIRECTORS

General

        The Board of Directors reviews and approves the management of Toreador's business and affairs, exercises all corporate powers and establishes broad corporate policies. The bylaws currently provide that the Board of Directors will consist of not less than six nor more than 15 directors, with the actual number determined from time to time by resolution of the Board of Directors. The Board of Directors has fixed the number of directors to be elected at the Annual Meeting at seven.

        Directors are elected by plurality vote, and cumulative voting is not permitted. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees for the office of director named herein. Each director is elected to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until such director's earlier resignation or removal.

        The Company believes that the roles of Chairman of the Board of Directors and Chief Executive Officer should be held by separate persons as an aid in the Board's oversight of management. Moreover, the Chairman of the Board should be independent of the management of the Company. This policy is set forth in our Corporate Governance Guidelines and our bylaws. This structure allows our Chief Executive Officer, Craig McKenzie, to focus on the day-to-day operation of the business, while allowing our non-executive Chairman, Dr. Peter Hill, to focus on leadership of the Board of Directors in addition to providing a better and clearer direction on Company-wide issues such as shareholder interest. The Board of Directors also believes that there may be advantages to having an independent chairman for matters such as: facilitating communication and relations between the Board of Directors and senior management, seeking and adopting company-wide strategies and policies, ensuring effective director and management evaluation processes and overseeing effective implementation of Sarbanes-Oxley requirements.

        The Board of Directors and its committees play a key role in overseeing the process for identification, assessment and mitigation of risks that are material to the Company, such as market, liquidity, reputational, operational and legal and compliance risks. In fulfilling this responsibility, the Board and its committees regularly consult with management to evaluate and, when appropriate, modify the Company's risk management strategies. In addition, the Board and its committees review and assess the Company's corporate governance and other policies and procedures. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks through regular committee reports. Management is responsible for day-to-day operations and regularly reports to the Board on enterprise or other risks.

        The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility relating to the performance of our system of internal controls, legal and regulatory compliance, our audit, accounting and financial reporting processes, related-person transactions, compliance with our Code of Ethical Conduct and Business Practices and major financial risk exposures and steps taken by management to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation practices in order to ensure that they do not encourage unnecessary and excessive risk-taking by management. The Nominating and Corporate Governance Committee reviews and assesses the contents of our Corporate Governance Guidelines and Code of Ethical Business Conduct and Business Practices in managing risks related to corporate governance and business conduct and ethics.

Nominees for Directors

        The seven nominees of the Board of Directors are named below. Each nominee has consented to serve as a director, if elected. All of the directors are presently directors of Toreador. The table below contains information regarding all current directors and nominees.

NOMINEE	AGE	BACKGROUND
Julien Balkany	29	Mr. Balkany has served as a director of Toreador since January 2009.

		Mr. Balkany has been serving as a managing member and Chief Investment Officer of Nanes Balkany Partners LLC, the general partner of Nanes Balkany Partners I LP (formerly known as Nanes Delorme Partners I LP) since January 2008. Concomitantly, Mr. Balkany has been a Managing Director and Foreign Associate at Nanes Delorme Capital Management LLC, a New York-based broker-dealer firm, since March 2005. Mr. Balkany has also been serving as Chairman of the Advisory Board of Stellar Energy Ltd., a London-based investment boutique dedicated to the oil and gas industry, since April 2010. Mr. Balkany worked at Pierson Capital LLC, a U.S. private investment firm focused primarily on emerging markets, from 2003 to 2005. Prior to that, Mr. Balkany gained significant expertise in the Emerging Markets Debt Capital Markets Group of Bear Stearns & Co., Inc. Mr. Balkany studied Political Science at the Institute of Political Studies (France) and Finance at UC Berkeley. Mr. Balkany is also fluent in French and Spanish. Mr. Balkany brings to the Board of Directors a strong background in oil and gas industry financing, strategic advice, expertise in investment banking practices and a successful track record of energy equity investments.

NOMINEE	AGE	BACKGROUND
Bernard de Combret	67	Mr. de Combret has served as a director of Toreador since September 2009.

		Mr. de Combret, a French citizen, is the former Deputy Chairman of the Executive Committee of Total. Mr. de Combret is currently non-executive Chairman of Coastal Energy Company and a non-executive director of Petrofac Ltd and Winstar Resources Ltd. He is also a member of the International Advisory Board of Banco Santander and a member of the Advisory Board of Reech AiM Partners LLP. Mr. de Combret spent 24 years from 1978 to 2002 (until he retired) with Elf and then Total where he held several executive positions, including but not limited to, Chief Executive for Refining/Marketing, Chief Executive for Gas, Power, and New Energy, and Chief Executive for Trading and Transportation. Mr. de Combret has also served as a member of the Board of Directors for various public companies including, among others, CEPSA, Intercontinental Exchange (ICE), Banco Central Hispano, and Maurel & Prom, and for subsidiaries of public companies (Atochem, Axa Re, Renault VI). Prior to joining the oil industry, Mr. de Combret was a high civil servant in France, holding senior positions in the Ministry of Finance and in the Ministry of Foreign Affairs. Mr. de Combret graduated from Ecole Polytechnique and Ecole Nationale d'Administration (ENA) and is fluent in French, English, and Spanish. Mr. de Combret brings to the Board of Directors a wealth of multi-national leadership and corporate governance experience, as well as strong financial and public policy track records.
Peter J. Hill	62	Dr. Hill has served as a director and Non-Executive Chairman of Toreador since January 2009.

		He has served as the President and CEO of Triangle Petroleum Corporation since November 2009. He was the Non-Executive Chairman of Austral Pacific from January 2006 to April 2008. From July 2000 to October 2005, he served as President and Chief Executive Officer of Harvest Natural Resources, a U.S. oil and gas exploration and production company. From January 1998 to June 2000, he was Technical Director of Hardy Oil & Gas in London. From March 1995 to September 1997, he served as Managing Director of Deminex and was responsible for its worldwide exploration and production activities. Prior to January 1995, he spent 22 years with BP plc, holding several senior positions, including Chief Geologist, Chief of Staff for BP Exploration, President of BP Venezuela and Regional Director for Central and South America. Dr. Hill brings to the Board of Directors over 35 years of industry experience, a strong record of corporate governance and value creation and a global geosciences background.

NOMINEE	AGE	BACKGROUND
Adam Kroloff	48	Mr. Kroloff has served as a director of Toreador since June 2009.

		Mr. Kroloff is a Vice President (strategic projects) of BP plc with 20 years of experience in the oil and gas business. Mr. Kroloff has worked internationally for BP for more than a decade in roles at group-level and across each business division. His focus is governance, strategy and law. Prior to joining BP, Mr. Kroloff was a litigator. He holds a Juris Doctorate from the University of California, Hastings College of the Law and a Bachelor of Arts degree from Claremont McKenna College, and is a member of the California (inactive) and Alaska (active) bars. Mr. Kroloff is a Trustee of Skill Force Development, a charity that teaches life skills to at-risk youth. Mr. Kroloff brings to the Board of Directors extensive global industry experience in governance, strategy and the law, as well as a background in complex litigation.
Craig M. McKenzie	46	Mr. McKenzie has been our President and Chief Executive Officer since March 2009 and served as our interim President and Chief Executive Officer and a director beginning in January 2009.

		From October 2007 to December 2008, he was the Chief Executive Officer and Director of Canadian Superior Energy, Inc., a Canadian oil and gas exploration and production company. From May 2004 to September 2007, he was the President of BG Trinidad & Tobago of BG Group plc, an integrated natural gas company. He was a member of the Atlantic LNG shareholders' board from September 2004 to September 2007. From 1986 to May 2004, he was at BP plc (Amoco Corporation prior to the merger) where he held various senior level positions, including unit leader of North Sea Projects and Exploration, Executive Assistant in the office of the Group Chief Executive Officer and Negotiator within the Mergers and Acquisitions Group. Mr. McKenzie's industry experience includes working in over 20 countries in both operations and commercial positions, and he holds a BS degree in Petroleum Engineering from Louisiana State University and a Masters in Management from the Kellogg School of Management, Northwestern University. Mr. McKenzie brings to the Board of Directors a strong history of global operational, commercial and mergers and acquisition leadership experience.

NOMINEE	AGE	BACKGROUND
Ian Vann	61	Mr. Vann has served as a director of Toreador since June 2009.

		Mr. Vann is an experienced oil and gas industry professional and executive. He was employed by BP plc, a major oil and gas company, for 30 years from 1976 to 2007. Mr. Vann served BP in a number of roles, including General Manager International Exploration, General Manager Africa, VP Exploration, Group Vice President Technology and Group Vice President Exploration and Business Development. During the last ten years of his service with BP, Mr. Vann was responsible for all exploration activity throughout the global portfolio of the company. Following his retirement from BP in 2007, Mr. Vann was appointed as non-executive director of Serica Energy PLC, an oil and gas exploration and production company listed in Toronto and London. Serica Energy is engaged in exploration and production activities in offshore NW Europe and in Indonesia. In 2008, Mr. Vann was appointed to the Board of Directors of Spectraseis AG, a privately owned company based in Zurich, Switzerland, supplying innovative seismic data acquisition and processing services to the oil industry. In 2010, Mr. Vann was elected as a Trustee and Board member of The Yard, a charity providing services for variously-abled children and their parents in Scotland. In 2007, Mr. Vann was appointed Visiting Professor within the Dept of Geology at Princeton University and Visiting Fellow within the Princeton Environmental Institute. Mr. Vann brings to the Board of Directors a long and intensive experience of upstream oil and gas activities throughout the world. His experience spans deep familiarity with the petroleum geology of most of the world's oil and gas basins, with the broad expanse of oil and gas technology and with the political and economic aspects of the oil business.
Herbert C. Williamson III	61	Mr. Williamson has served as a director of Toreador since January 2006.

		He is a private investor and has significant oil and gas experience with a strong focus on international activities. From July 2001 to June 2002, he was a part-time consultant to Petrie Parkman and Company for new business development. From April 1999 through July 2001 he was a Director and Interim Chief Financial Officer of Merlon Petroleum Company. From October 1998 through April 1999 he was a Director and Chief Financial Officer of Seven Seas Petroleum. From 1995 through 1998 he was a Director in the Energy Group of Credit Suisse. From 1985 until 1995, he was Vice Chairman and Executive Vice President at Parker & Parsley Petroleum Company. He holds an MBA degree from Harvard Business School (1977) and a BA degree from Ohio Wesleyan University (1970). He is also a director of Merlon International, a private oil and gas exploration company with primary operations in onshore Egypt. Mr. Williamson brings to the Board of Directors extensive industry experience as an executive and a consultant with a focus on finance, investment banking and general management.

        Peter Falb served as a director emeritus and an advisor to the Board of Directors through December 31, 2009. The Company wishes to thank Mr. Falb for his years of loyalty and commitment to Toreador.

        The Board of Directors has determined that each of the seven nominees standing for election at the Annual Meeting, other than Mr. McKenzie, is an "independent director" pursuant to Rule 5605(a)(2) of the Nasdaq Listing Rules. The Board of Directors determined that of our former directors who served on the Board of Directors during 2009, each of Alan Bell, Peter Falb, Nicholas Gay, John M. McLaughlin and Nicholas Rostow was an independent director.

        Messrs. Balkany and McKenzie and Dr. Hill were appointed to the Board of Directors in January 2009 in connection with a Settlement Agreement (the "Settlement Agreement") entered into by the Company with Nanes Balkany Partners I LP (then a greater than 5% beneficial owner of our common stock), Nigel Lovett, then our President and Chief Executive Officer and a director, John Mark McLaughlin, then our Chairman of the Board of Directors, Mr. Balkany, Mr. McKenzie and Dr. Hill. Messrs. Balkany and McKenzie and Dr. Hill were nominated for election at the 2009 Annual Meeting pursuant to the terms of the Settlement Agreement. Mr. McKenzie was also appointed interim President and Chief Executive Officer in January 2009 pursuant to the terms of the Settlement Agreement. There are no arrangements or understandings between the nominees for directors and any other person pursuant to which the nominees were selected for this Annual Meeting.

        On March 5, 2009, Canadian Superior Energy, Inc. filed a voluntary petition for bankruptcy protection under the Company's Creditors Arrangement Act (Canada) in the Court of Queen's Bench of Alberta; the company emerged from bankruptcy protection in September 2009. Craig McKenzie was the Chief Executive Officer and Director of Canadian Superior Energy, Inc. from October 2007 to December 2008. Other than as disclosed above none of our officers, directors or nominees has been involved in any legal proceedings that would be required to be disclosed under Item 401(f) of Regulation S-K.

The Board of Directors recommends a vote FOR the election of the nominees for director named above.

BOARD OF DIRECTORS

        The Board of Directors held eight regularly scheduled meetings and 10 special meetings during 2009. While serving as a director, no incumbent director attended fewer than 85% of Board meetings, and overall board attendance was 96%. In addition, no incumbent director attended fewer than 85% of the total number of meetings of all committees of the Board of Directors on which he served.

        A copy of the Corporate Governance Guidelines is available for inspection on our website at www.toreador.net.

Board Attendance Policy

        Toreador encourages all directors to attend Toreador's Annual Meeting of Stockholders. For the Annual Meeting of Stockholders held in June 2009, six of the seven directors nominated for election attended the Annual Meeting of Stockholders in person.

Stockholder Communications with Directors

        Toreador has a process for stockholders to send their communications to the Board of Directors. Currently, any stockholder who desires to contact an individual director, the entire Board of Directors or a committee of the Board of Directors may send a written communication to the Secretary of Toreador by mail to Corporate Secretary, Toreador Resources Corporation, 13760 Noel Road, Suite 1100, Dallas, Texas 75240-1383. The Secretary will submit all stockholder communications to the appropriate directors, and will send a written acknowledgment to a stockholder upon receipt of his or her communication submitted in accordance with the provisions set forth in this proxy statement, in each case unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature. A stockholder communication relating to Toreador's accounting, internal accounting controls or auditing will be referred to the members of the Audit Committee. A stockholder wishing to contact the directors may do so anonymously; however, stockholders are encouraged to provide the name in which Toreador's shares of stock are held and the number of such shares held.

        The following communications to the directors will not be considered a stockholder communication: (i) communication from a Toreador officer or director; (ii) communication from a Toreador employee or agent, unless submitted solely in such employee's or agent's capacity as a stockholder; and (iii) any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

COMMITTEES

        Toreador's Board of Directors has the following standing committees: Nominating and Corporate Governance Committee, Audit Committee, Compensation Committee and Strategic Committee.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is currently composed of Messrs. Balkany, Kroloff and Williamson and Dr. Hill (Chairman). The functions of the Nominating and Corporate Governance Committee include: (i) recommending to the Board of Directors the nominees for the Board of Directors; (ii) recommending to the Board of Directors the nominees for the committees of the Board of Directors; (iii) reviewing and assessing the contents of our Code of Ethical Conduct and Business Practices and Corporate Governance Guidelines and recommending changes thereto to the Board of Directors and (iv) recommending to the Board of Directors appointment of the Chief Executive Officer and other key officers. The Nominating and Corporate Governance Committee held 10 meetings in 2009, and overall committee attendance was 97%.

        A copy of the Nominating and Corporate Governance Committee Charter is available on our website at www.toreador.net.

Process of Identifying and Evaluating Director Nominees

        The Nominating and Corporate Governance Committee is responsible for identifying and screening candidates for membership to the Board of Directors, using the criteria described below, and recommending director nominees to the Board of Directors. The committee considers various potential candidates for membership on the Board of Directors that come to the attention of the committee through current members of the Board of Directors, stockholders (as described below) or other persons. Additionally, the committee has the authority to retain a search firm and other expert advisors, as it deems necessary, to fulfill its responsibility of identifying candidates for membership on the Board of Directors and to determine, on behalf of Toreador, such firm's reasonable fees.

        Each candidate, whether identified by the committee, recommended by a stockholder or otherwise, is evaluated in the same manner and according to the same process. The Nominating and Corporate Governance Committee assesses the appropriate mix of skills and characteristics required of members of the Board of Directors in the context of the perceived needs of the Board of Directors or any of its committees at a given point in time. The committee evaluates the qualifications of each candidate against the criteria outlined below, as well as any additional criteria it sees fit to consider in making its recommendation to the Board of Directors concerning a candidate's nomination for election or re-election as a director.

        Although the committee has not adopted a policy with regard to the consideration of diversity in identifying director nominees, it recognizes the value of diversity and endeavors to ensure a Board of Directors with a diverse portfolio of backgrounds, skills and experiences. As such, the committee has not approved any specific minimum qualifications that must be met by a committee-recommended nominee for director. Instead the committee evaluates the qualifications of each candidate against the criteria outlined below, as well as any additional criteria it sees fit to consider in making its recommendation to the Board of Directors concerning a candidate's nomination for election or re-election as a director. We believe that our Board of Directors, led by a group of business leaders with varied backgrounds and disciplines related to the successful conduct of the oil and gas business, provide the necessary leadership, wisdom and experience the Company needs to make solid, strategic commercial decisions.

        The committee measures performance of the Board of Directors through annual self-evaluation, regularly reviews Board needs and requirements against the balance and mix of skills of the Board as a whole and monitors relevant market trends and Securities and Exchange Commission ("SEC") requirements.

Criteria for Evaluating Director Nominees

        Criteria that the Nominating and Corporate Governance Committee uses to consider potential members of the Board of Directors include the following:

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  a candidate's depth of experience at the policy-making level in business, government or education;

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  the balance of the business interest and experience of the incumbent or nominated directors;

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  a candidate's availability and willingness to devote adequate time to Board of Directors duties;

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  the need for any required expertise on the Board of Directors or one of its committees;

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  a candidate's character, judgment, integrity, reputation and ability to make independent analytical, probing and other inquiries;

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  a candidate's willingness to exercise independent judgment;

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  a candidate's financial independence to ensure such candidate will not be financially dependent on director compensation; and

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  in the case of an incumbent director, such director's past performance on the Board of Directors.

        The criteria described above are intended to provide a flexible set of guidelines for the effective functioning of Toreador's director nominations process and are reviewed as often as deemed appropriate.

Consideration of Stockholder Recommendations of Director Candidates

        The Nominating and Corporate Governance Committee will consider a stockholder's recommendations concerning possible candidates for nomination to the Board of Directors if the stockholder meets the following requirements: (i) the stockholder is entitled to vote for the election of directors at the meeting; (ii) the stockholder is a stockholder of record of not less than 1% of outstanding shares of Toreador common stock at the time of the recommendation; and (iii) the stockholder submits a written recommendation to: Director Nominations, 13760 Noel Road, Suite 1100, Dallas, Texas 75240-1383.

        The written submission must include the following information:

  •
  the name and address, as they appear in Toreador's stock ledger, of the stockholder and the name and address of the beneficial owner of Toreador's shares of stock, if different from the record stockholder, on whose behalf the recommendation is made;

  •
  the class and number of the shares of stock of Toreador that are owned beneficially and of record by the record stockholder and by the beneficial owner of Toreador's shares of stock, if different from the record stockholder, on whose behalf the recommendation is made;

  •
  any material interest or relationship that such recommending record stockholder and/or the beneficial owner of Toreador's shares of stock, if different from the record stockholder, on whose behalf the recommendation is made, has with the recommended individual;

  •
  biographical information concerning the recommended individual, including age and employment history (including employer names and a description of the employer's business);

  •
  all previous and current board memberships or similar positions held by the recommended individual;

  •
  any other information that the stockholder believes would aid the committee in its evaluation of the recommended individual;

  •
  written consent of the recommended individual (i) to stand for election if nominated by the Board of Directors and to serve as director if elected by Toreador's stockholders, (ii) to comply with the expectations and requirements for service on the Board of Directors set forth in the Code of Ethical Conduct and Business Practices, Corporate Governance Guidelines and any other applicable rule, regulation, policy or standard of conduct applicable to the Board of Directors and its individual members and (iii) to provide all relevant information required to conduct an evaluation; and

  •
  all other information relating to the recommended individual that may be required by applicable laws.

        If the stockholder's director nominee is to be considered for election at Toreador's Annual Meeting of Stockholders, the written submission must be received not more than 180 days nor less than

120 days prior to the anniversary of Toreador's preceding Annual Meeting of Stockholders. If the stockholder's nominee is to be considered for election at a special meeting of stockholders or at Toreador's Annual Meeting of Stockholders the date of which changed by more than 30 days from the anniversary date of Toreador's preceding Annual Meeting of Stockholders, the stockholder's written submission must be received no later than the close of business on the tenth day following the earlier of (i) the day on which notice of the date of such meeting of stockholders was mailed or (ii) public disclosure, as defined in Toreador's bylaws, of the date of such meeting of stockholders was made.

        The nominating process for stockholder recommendations concerning possible candidates for the nomination to the Board of Directors has not changed from the process disclosed in the 2009 proxy statement.

Audit Committee

        The Audit Committee is currently composed of Messrs. Balkany, de Combret and Williamson (Chairman) and Dr. Hill. All members of the Audit Committee are independent pursuant to Rule 5605(a)(2) of the Nasdaq Listing Rules and Rule 10A-3(b)(1) under the Exchange Act. The Board of Directors has determined that Mr. Williamson is an "audit committee financial expert" as such term is defined in Item 407(d) of Regulation S-K. The Audit Committee held six meetings in 2009, and overall committee attendance was 93%.

        A copy of the Audit Committee Charter is available on our website at www.toreador.net.

        The purpose of the Audit Committee is to oversee (i) our accounting and financial reporting processes, (ii) the integrity of our financial statements and disclosures, (iii) our compliance with legal and regulatory requirements, (iv) the qualifications and independence of our independent auditing firm, (v) the performance of our internal audit function and independent auditor, (vi) our internal control systems, and (vii) our process for monitoring compliance with our Code of Ethical Conduct and Business Practices.

Report of the Audit Committee

        The Audit Committee Charter sets forth the responsibilities of the Audit Committee which include: (i) selecting, evaluating and reviewing the independence of and approving services provided by our independent registered public accounting firm, (ii) reviewing the conduct of the audit, (iii) resolving disagreements between our management and our independent registered public accounting firm, (iv) reviewing critical accounting policies and practices and any proposed changes thereto, (v) reviewing Form 10-K and Form 10-Q prior to filing, and overseeing Toreador's procedures with respect to press releases containing information regarding financial performance, (vi) overseeing Toreador's internal audit function, (vii) reviewing and assessing the adequacy of Toreador's internal control systems, (viii) overseeing compliance with the Code of Ethical Conduct and Business Practices, (ix) reviewing and approving (if appropriate) related-party transactions, and (x) preparing the annual Audit Committee Report.

        In fulfilling its responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed and discussed with Grant Thornton, LLP ("Grant Thornton"), the Company's independent registered public accounting firm which is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of Toreador's accounting principles. The Audit Committee also discussed with Grant Thornton the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications), and applicable SEC rules and regulations. In addition, the Audit Committee has discussed with Grant Thornton its independence from management and Toreador, including the matters in the written disclosures and the letter provided to Toreador (and received and reviewed by the Audit Committee) by Grant Thornton, as required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton's communications with the Audit Committee, and considered the compatibility of non-audit services with Grant Thornton's independence.

        The Audit Committee discussed with Grant Thornton the overall scope and plans for its audits. The Audit Committee met with Grant Thornton, with and without management present, to discuss the results of its examinations, its evaluations of Toreador's internal controls, and the overall quality of Toreador's financial reporting.

        The Audit Committee also reviewed management's report on its assessment of the effectiveness of the Company's internal control over financial reporting and Grant Thornton's report on the effectiveness of the Company's internal control over financial reporting. The Audit Committee discussed with management and Grant Thornton significant deficiencies and material weaknesses identified during the course of the assessment and the audit and management's plan to remediate those control deficiencies.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in our Annual Report on Form 10-K for the year ending December 31, 2009 for filing with the SEC.

By the Audit Committee:
Herbert Williamson III, Chairman Julien Balkany Peter J. Hill Bernard de Combret

Compensation Committee

        The Compensation Committee is currently composed of Messrs. Kroloff (Chairman), de Combret and Vann and Dr. Hill. All members of the Compensation Committee are (i) independent pursuant to Rule 5605(a)(2) of the Nasdaq Listing Rules and (ii) "non-employee directors," as that term is defined in Rule 16-b(3) under the Exchange Act. The Compensation Committee held nine meetings in 2009, and overall committee attendance was 98%.

        A copy of the Compensation Committee Charter is available on our website at www.toreador.net.

        The purpose of the Compensation Committee is to assist the Board of Directors in discharging its responsibilities relating to executive compensation. Pursuant to its charter, the specific functions of the Compensation Committee include: (i) reviewing our compensation strategy; (ii) reviewing and making recommendations to the Board of Directors with respect to the base salary, incentive compensation and deferred compensation for the Chief Executive Officer; (iii) reviewing and making recommendations to the Board of Directors with respect to the base salary, incentive compensation and deferred compensation for other executive officers; (iv) administering incentive and equity-based plans in which the Chief Executive Officer and other executive officers may be participants; (v) reviewing and making recommendations to the Board of Directors regarding compensation paid to the directors; and (vi) preparing the Compensation Committee Report on executive compensation.

        With respect to director compensation, pursuant to its charter, the Compensation Committee annually reviews and makes recommendations to the Board of Directors regarding the compensation paid to the Company's directors. Such review shall include any annual retainer, any fees paid for attendance at meetings of the Board of Directors and any of its committees and grants of stock options or stock.

        For a further discussion of the Compensation Committee's role in executive officer compensation, the role of executive officers in determining or recommending the amount or form of executive compensation and the Compensation Committee's use and engagement of independent third-party compensation consultants, please see the "Compensation Discussion and Analysis" section of this proxy statement, including sections "Compensation Philosophy and Objectives," "Determination of Compensation," and "Elements of Compensation." Pursuant to the Compensation Committee Charter, the Compensation Committee may delegate authority to a subcommittee consisting of at least two members of the Board of Directors but has not done so to date.

Compensation Committee Interlocks and Insider Participation

        During all or part of 2009, the members of the Compensation Committee were Messrs. Kroloff, Balkany, de Combret, Vann, McLaughlin, Rostow, Falb and Dr. Hill. There were no transactions or relationships described under Item 407(e)(4) of Regulation S-K that involved any directors who served on the Compensation Committee during all or part of 2009.

Strategic Committee

        The Strategic Committee was formed in October 2009 and is currently composed of Dr. Hill and Messrs. Balkany (Chairman), Kroloff and Williamson. The Strategic Committee held eight meetings in 2009. The Strategic Committee was formed after the completion of the Company's divestitures of its Hungarian and Turkish operations in order to review a full range of strategic alternatives and capital growth options available to the Company to enhance shareholder value. The Strategic Committee retained RBC Capital Markets as its financial advisor to assist it in considering and evaluating all of the available options, including, but not limited to, equity/debt offerings, a credit facility, substantial equity investments, and/or various corporate transactions and a review of possible partnerships in the Paris Basin Shale Oil.

        In February 2010, under the guidance of the Strategic Committee, the Company completed an exchange of a portion of the outstanding principal amount of its 5.00% Convertible Senior Notes plus $9.4 million cash for 8.00%/7.00% Convertible Senior Notes due 2025, plus accrued and unpaid interest on the notes being exchanged, effectively delaying an October 2010 put right for those bondholders. In addition, in February 2010, the Company issued 3,450,000 shares of its common stock, resulting in net proceeds to the Company of $26.7 million, which provided the Company with the cash required to satisfy the remaining bondholders' put in October 2010, if exercised.

 EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

        In general, the objectives of the compensation program for our named executive officers are as follows:

  •
  attract highly qualified executive officers who can execute our business strategy in a manner that enhances long-term shareholder value;

  •
  motivate our executive officers to develop and execute our business strategy and to prioritize and accelerate the execution of key elements of the strategy; and

  •
  retain our executive officers and align their interests with those of the shareholders of the Company through the use of equity-based compensation (specifically, restricted stock grants).

        As described above, the composition of our Board of Directors and Compensation Committee experienced several fundamental changes during the 2009 fiscal year, including the appointment of Dr. Hill and Messrs. Balkany and McKenzie in January 2009 pursuant to the Settlement Agreement, as well as the addition of Messrs. Kroloff and Vann to the Board and the Compensation Committee in June 2009, following Toreador's 2009 annual meeting. Finally, in September 2009, Mr. de Combret was appointed to the Board and the Compensation Committee. Similarly, the entirety of our named executive officer group was replaced in 2009 with a new Chief Executive Officer and new Chief Financial Officer who joined the Company in order to lead its turnaround. As a result of these changes, during 2009 we took the opportunity to reevaluate our compensation philosophy and objectives, and established a compensation structure for our named executive officers that is transparent, directly linked to the execution of our strategy and aligned with our shareholders' interests.

        Specifically, in June 2009, the Board presented the Company's strategy to the shareholders. Our strategy is clear and unchanged from that presentation. We set forth four steps to take the Company through its turnaround to what the Board, on behalf of the shareholders, believed the Company could achieve in pursuit of increased shareholder value. These steps were labeled to reflect each step as platform, unlocking value, steady growth and step change.

        Having approved the strategy and having presented it to our shareholders, and given all of the changes that were required to achieve our 2009 turnaround of the Company, the Board designed our compensation program to reward the actions necessary to implement the Company's strategy (specifically, salary and short-term incentive) and the success of that strategy in growing long-term shareholder value (specifically, long-term incentive).

Determination of Compensation

  Role of the Compensation Committee and the Board

        The Compensation Committee assists the Board of Directors in overseeing compensation. In accordance with The Nasdaq Listing Rules, the Compensation Committee is responsible for recommending to the Board for approval certain types and levels of compensation for our executive officers and for determining itself other types and levels of compensation for our executive officers. See "Committees—Compensation Committee." Our named executive officers are not involved in making compensation-related decisions.

  Use of Compensation Consultants and Benchmarking

        The Compensation Committee has the authority to retain and terminate independent third-party compensation consultants, and has retained such consultants in the past for the purposes of, among other things, obtaining services such as market intelligence on compensation trends (including as regards our industry and principal market locations), views and recommendations with respect to our specific compensation programs, and analyses and recommendations with respect to the amount or form of executive compensation.

        For purposes of setting 2009 compensation, we engaged Longnecker to conduct an independent compensation review and to provide analysis and recommendations for our compensation programs for our named executive officers. As part of its process, Longnecker assessed the competitiveness of our executive compensation as compared to executive compensation of comparable companies in the oil and natural gas industry by comparing our executive compensation to that of a peer group of 12 public companies in the oil and natural gas industry and provided conclusions and recommendations regarding our total direct compensation packages. The 12 companies were as follows:

Abraxas Petroleum	Harvest Natural Resources Inc.
Brigham Exploration Co.	NGAS Resources Inc.
Contango Oil & Gas Company	Parallel Petroleum Corp.
Crimson Exploration Inc.	TXCO Resources Inc.
FX Energy, Inc	Transmeridian Exploration Incorporated
Gastar Exploration Limited	Warren Resources, Inc.

        In addition, the following published surveys were considered:

  •
  ERI 2008/2009 Executive Compensation Assessor—Crude Oil Exploration and Production—$50 million in revenue and $34 million in revenue;

  •
  Mercer 2008 US Executive Compensation Survey—Primary Industry Segment/Exploration & Production—$50 million in revenue and $34 million in revenue;

  •
  Watson Wyatt 2008/2009 Top Management Comp Calculator for Utilities & Energy: $50 million in revenue and $34 million in revenue; and

  •
  Watson Wyatt 2008/2009 Top Management Comp Calculator for All Organizations (Excluding Financial Services): $50 million in revenue and $34 million in revenue.

        In line with our objective of attracting, motivating and retaining highly qualified executives, we targeted overall compensation at or near the 75th percentile as compared to our peer group.

Elements of Compensation

        Our compensation program consists of three components: base salary, short-term incentive, and long-term equity incentive, each of which is described in more detail below. Each component is in alignment with the objectives stated in the discussion above in Compensation Philosophy and Objectives, and together, provide a mixture of compensation that is designed to ultimately promote long-term shareholder value. Our executive officers' compensation is weighted to the target of having 75% "at risk," or performance-linked compensation, rather than fixed compensation, such that target compensation levels can only be achieved if the strategic milestones of the Company are also being executed and have produced growth in long-term shareholder value. The elements of compensation are as follows:

  •
  Base Salary.  An executive officer's base salary at target comprises 25% of his total compensation package. We pay base salary in order to attract highly-qualified executives and to match competitors for executive talent, in light of salary norms in the industry and the general marketplace.

  •
  Short-Term Incentive Compensation.  A named executive officer's short-term incentive compensation at target comprises 25% of his total compensation package. This incentive is intended to motivate and give priority to the execution of the Company's in-year strategic milestones that, in the short-term, may not be reflected in share price but which we believe will ultimately provide growth in long-term shareholder value. The Board may increase the target level of the short-term incentive award.

  •
  Long-Term Equity Incentive Compensation.  An executive officer's long-term incentive awards at target comprises 50% of his total compensation package. Vesting conditions imposed upon these equity awards serve to help retain our named executive officers. Moreover, equity compensation is granted in the form of restricted stock which aligns our executive officers with the economics available to our shareholders, in that executives like shareholders are exposed to downside risk as well as upside appreciation.

        In addition to the above and consistent with the norms of the industry and the market in general, we also provide Mr. McKenzie with certain health and foreign service benefits, which are part of a competitive overall compensation package. Neither of our current named executive officers is entitled to perquisites.

        We are also party to employment agreements with our named executive officers which provide for the payment of severance compensation upon certain terminations of employment. These terms are designed to ensure that the motivation to grow long-term shareholder value is paramount to other financial interests. They also contain restrictive covenants and prohibit the disclosure of our confidential information both during the term of employment and following termination. These agreements are valuable in aligning the interests of the executives with those of the shareholders, retaining our executives, and protecting our confidential information during and after employment.

Compensation Decisions in 2009

  Employment Agreements

        In 2009, we entered into employment agreements with both of our named executive officers. These agreements generally provide the formal structure for the payment of the compensation package available for both named executive officers. In addition, the agreements provide for the payment of severance following certain terminations of employment, and subject the executives to restrictive covenants both during and after the term of employment. The form of employment agreement applicable to each named executive officer is substantially the same, which we felt important as a means of aligning the interests and motivations of our small executive team.

  Base Salary

        In setting the base salaries for the named executive officers hired during the 2009 fiscal year, the Compensation Committee relied on, among other sources, information provided by Longnecker, our compensation consultant. In addition, in setting Mr. Sengès base salary, the Compensation Committee also considered general information provided by recruiters who were engaged during the Company's selection process for his role. Mr. McKenzie's and Mr. Sengès's base salaries during 2009 were in the 50th and 75th percentile, respectively, of base salaries paid to executives holding their positions at our peer companies, described above.

  Short-Term Incentive Compensation

        For the 2009 fiscal year, Mr. McKenzie and Mr. Sengès were eligible to receive short-term incentive compensation in the form of a cash bonus, with target bonus amount equal to 100% of base salary, in the case of Mr. McKenzie, and 75% of base salary, in the case of Mr. Sengès. The actual bonus amount payable was dependent upon the achievement of the following performance objectives

(as determined by the Board of Directors), each of which related to the four elements of our strategy, with each objective accorded a different weight (shown in the parentheses):

  •
  Objectives relating to the Company's base business or "platform" (10%)—These included reducing the level of general and administrative overhead costs of the business, rebuilding capability in the executive team and implementing a financial risk management program.

  •
  Objectives relating to unlocking value (75%)—This included execution of the core transactions required to focus the portfolio and restore the balance sheet of the Company.

  •
  Objectives relating to steady growth (10%)—This required the drilling of a new well.

  •
  Objectives relating to "step change" (5%)—These included creating the program for the exploration of shale source rock.

In addition, in the event that the named executives were able to achieve elimination of Toreador's bondholder put, they were eligible to receive their maximum bonus amounts (150% of base salary for Mr. McKenzie, and 112.5% for Mr. Sengès).

        The Board of Directors determined that the aforementioned performance objectives (including all of the conditions necessary to effect the elimination of the bondholder put) were achieved to the fullest extent and, as such, awarded Mr. McKenzie and Mr. Sengès their maximum bonuses for the 2009 fiscal year. Mr. Sengès's bonus was pro rated for the period during the 2009 fiscal year during which he was employed.

  Long-Term Equity Incentive Compensation

        In 2009, we made grants of restricted stock to both of our named executive officers pursuant to our 2005 Long-Term Incentive Plan (the "2005 LTIP"). These 2009 grants will vest in three equal installments on the first, second, and third anniversaries of the date of grant, in 2010, 2011 and 2012.

        In addition, pursuant to their employment agreements, Messrs. McKenzie and Sengès are be eligible for annual grants of restricted stock for each fiscal year during the term of their employment, the size of which will depend on the relative performance for the year of the Company's stock price against its competitors. Messrs. McKenzie and Sengès received grants during 2010 in respect of deemed 2009 performance and grants relating to performance and service in 2010 will be made no later than March 31, 2011.

        In determining the size of the annual grants, the Compensation Committee will calculate the average closing price of the Company's common stock during the last 15 days of January, for both the performance year and the then-current year (each, a "January Average"). The Compensation Committee will also run these calculations for a group of the Company's competitors. Then, the Compensation Committee will calculate the year-to-year change in the January Averages for the Company and for the designated group of competitors and will rank the Company and its competitors in order of stock value appreciation from the performance year to the then-current year.

        Messrs. McKenzie and Sengès will be entitled to an award of restricted stock depending on the Company's competitive performance, first ranking the Company's stock appreciation against its competitors to derive a competitive performance percentile which is then used (see the table below) to fix the multiple of base salary value to be awarded for performance in restricted share grants. Pursuant to his employment agreement, Mr. McKenzie's target LTI Award Multiple is 200% of base salary, and

Mr. Sengès' is 150% of base salary. As set forth below in the "Grants of Plan-Based Awards Table," the restricted stock grants made to Messrs. McKenzie and Sengès were based on these target amounts.

The Company's Rank	LTI Award Multiple
Below 50th percentile	0
50th percentile	1X base salary
75th percentile	2X base salary
100th percentile	3X base salary

        If the Company's rank is below the 50th percentile in competitive performance, there will not be any grants made under the long-term incentive program. Target performance is the 75th percentile in share value growth with progressive earning opportunities (calculated by linear interpolation) under the long-term incentive program all the way up to the best in competitor set performance.

  Relocation Expenses

        In connection with the relocation of our principal business operations to France, we reimbursed certain reasonable relocation expenses actually incurred by Mr. McKenzie.

Compensation Decisions in 2010

        On March 12, 2010, the Compensation Committee voted to recommend to the Board and Board of Directors approved an amendment to the 2005 LTIP which, if approved by the Company's shareholders, will increase the number of shares of our common stock reserved for issuance under the 2005 LTIP. We believe that this amendment will allow us to continue to align the interests of our current executives and directors with those of our shareholders through our existing long-term incentive program. A more detailed description of the 2005 LTIP is contained below under "PROPOSAL THREE: AMENDMENT OF THE 2005 LONG-TERM INCENTIVE PLAN."

Compensation Committee Report

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

By the Compensation Committee:
Adam Kroloff, Chairman Bernard de Combret Peter J. Hill Ian Vann

Summary Compensation Table

        The following table sets forth information regarding the total compensation received by or earned by (i) the Company's Chief Executive Officer during 2009, (ii) the Company's Chief Financial Officer during 2009 and (iii) two former executive officers who served as executive officers during the year-ended December 31, 2009, but were not executive officers on December 31, 2009. This table and accompanying narrative should be read in conjunction with the Compensation Discussion and Analysis, which sets forth the objectives and other information regarding the Company's executive compensation program.

Name and Principal Position	Year	Salary ($)		Stock Awards ($)(1)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Craig McKenzie	2009	396,307		3,224,722	(4)	—	630,000	395,611	(5)	4,646,640
President and Chief
Executive Officer(3)
Marc Sengès	2009	89,984	(7)	615,000	(4)	—	158,317	—		863,301
Chief Financial Officer(6)
Nigel J. Lovett	2009	146,669		250,200		—	—	285,586	(9)	682,455
Former President and	2008	360,000		788,000		1,133,940	—	61,696		2,343,636
Chief Executive Officer(8)	2007	338,680		—		—	42,210	27,989		408,879
Charles J. Campise	2009	140,000		811,092		—	—	272,539	(11)	1,223,631
Former Senior Vice	2008	210,000		135,140		—	—	17,404		362,544
President and Chief	2007	188,881		73,897		—	30,000	17,404		310,182
Financial officer(10)

(1)
These columns represent the aggregate grant date fair value of awards granted to our named executive officers in 2009, 2008 and 2007, as determined under FASB ASC Topic 718. For information on the valuation assumptions with respect to awards made, refer to note 11 in the Company's financial statements. The amounts above reflect the Company's aggregate accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers.

(2)
Amounts shown represent the non-equity incentive plan compensation earned in 2009, 2008 and 2007, as applicable. All non-equity incentive plan compensation payments earned during a given fiscal year were paid in the following fiscal year. For further information, see "Executive Compensation—Compensation Discussion and Analysis—Short-Term Incentive Compensation."

(3)
Mr. McKenzie became our interim President and Chief Executive Officer effective January 22, 2009 and was made permanent on March 27, 2009. Mr. Lovett became our President and Chief Executive Officer on January 25, 2007, and resigned on January 22, 2009 pursuant to the terms of the Settlement Agreement.

(4)
For information regarding the number of shares granted to Messrs. McKenzie and Sengès in 2009, pursuant to their employment agreements, please see the "Grants of Plan-Based Awards Table" below.

(5)
Consists of (i) $292,000 in reimbursements of reasonable expenses incurred by Mr. McKenzie's in his relocation to Paris, including costs relating to the sale of his residence, temporary housing costs, resettlement and travel costs, (ii) $30,886 in reimbursements for moving expenses paid by Mr. McKenzie in connection with his international relocation, and (iii) $72,725 in foreign service reimbursements.

(6)
Mr. Sengès became our Chief Financial Officer effective September 15, 2009.

(7)
Mr. Sengès's base salary was converted from the Euro to United States dollars using the exchange rate as of the last day of the month for each month during 2009 that Mr. Sengès was employed.

(8)
Mr. Lovett resigned as our President and Chief Executive Officer effective January 22, 2009 pursuant to the terms of the Settlement Agreement.

(9)
Consists of severance amounts payable to Mr. Lovett pursuant to his separation agreement, described below.

(10)
Mr. Campise's employment was terminated effective as of August 30, 2009.

(11)
Consists of (i) $151,039 of severance amounts payable to Mr. Campise pursuant to his separation agreement, described below, and (ii) $121,500 in consulting fees payable to Mr. Campise pursuant to his consulting agreement, described below.

Grants of Plan-Based Awards Table

        The following table summarizes the 2009 grants of equity and non-equity plan-based awards.

Name	Grant	Estimated Possible Payouts under Non-Equity Incentive Plan Awards: Target(1)	Estimated Possible Payouts under Non-Equity Incentive Plan Awards: Maximum(1)	All Other Stock Awards: Number of Shares of Stock (#)		Grant Date Fair Value of Stock Awards ($)
Craig McKenzie	9/22/2009	$420,000	$630,000	314,607	(2)	3,224,722
Marc Sengès	9/16/2009	$105,545	$158,317	60,000	(2)	615,000
Nigel J. Lovett	1/22/2009	—	—	90,000	(3)	250,200
Charles J. Campise	8/31/2009	—	—	157,800	(3)	811,092

(1)
Granted pursuant to Messrs. McKenzie's and Sengès's employment agreements, described below. There were only target and maximum levels, and no threshold levels. Mr. Sengès's target amount reflects that he was only entitled to a pro rata portion of his bonus for the 2009 fiscal year.

(2)
The 2009 grants of restricted stock made to Messrs. McKenzie and Sengès were determined pursuant to a formula set forth in each of their employment agreements. Mr. McKenzie was entitled to a grant of a number of shares equal to 200% of his base salary under the employment agreement (his target long-term incentive award amount), divided by the closing price of the Company's common stock on the effective date of his employment agreement (March 27, 2009 for Mr. McKenzie). The formula contained in Mr. Sengès's agreement is the same, except that a multiple of 150% of base salary was used.

(3)
Shares granted to Messrs. Lovett and Campise were fully vested as of the date of grant.

Narrative Disclosure Regarding Summary Compensation Table and Grants of Plan-Based Awards Table

        Total compensation as represented in the Summary Compensation Table includes certain reimbursements made to Mr. McKenzie during 2009 as well as the grant date fair value of stock awards granted to Messrs. McKenzie and Sengès during 2009, as determined under FASB ASC Topic 718. Base salary paid represented 8.5% of Mr. McKenzie's total compensation as represented in the Summary Compensation Table, and 10.4% of Mr. Sengès's total compensation as represented in the Summary Compensation Table.

Employment Agreements

Mr. McKenzie

        Mr. McKenzie was appointed as our interim President and Chief Executive Officer on January 22, 2009. In connection with his appointment, he entered into a letter agreement with the Company pursuant to which he was entitled to a monthly base salary of $35,000 in exchange for his services, although the letter agreement did not provide for the payment for any short-term or long-term incentives. Effective March 27, 2009, we entered into a formal employment agreement with Mr. McKenzie. The initial term of the agreement will expire on March 27, 2011 but will automatically be extended for additional one-year terms unless either the Company or Mr. McKenzie provides written notice of a desire not to renew the agreement at least 90 days prior to its expiration.

        Under the agreement, Mr. McKenzie is eligible for the following: (i) a base salary of at least $420,000 per year, (ii) an annual performance-based bonus with a target amount of 100% of base salary, (iii) participation in all health insurance and retirement programs maintained by the Company in which senior executives are entitled to participate, and (iv) reimbursement for reasonable business and travel expenses. The agreement also provides for the grant of an annual long-term incentive award payable in shares of the Company's common stock. For 2009, Mr. McKenzie's contract provided for an award of restricted shares equal in value of the effective date of his contract to two times his base salary. The shares were granted on September 22, 2009. For each fiscal year after 2009, the size of the long-term incentive award will depend on the Company's stock price performance relative to its competitors, as described above. Each long-term incentive award granted under the agreement will vest in three equal installments on the first, second, and third anniversaries of the effective date of Mr. McKenzie's contract.

        If Mr. McKenzie's employment is terminated due to his death or disability, he will be entitled to the following: (i) accrued but unpaid base salary and expense reimbursements ("accrued obligations"), (ii) any earned but unpaid short-term incentive award, (iii) a pro rata portion of his short-term incentive award for the year in which termination occurs, and (iv) pro rata vesting of any unvested shares of common stock held by Mr. McKenzie. If Mr. McKenzie dies or becomes disabled while traveling on official Company business, in lieu of the foregoing benefits, he (or his estate) will be entitled to the severance benefits payable upon a termination without cause or resignation for good reason, discussed below.

        In the event Mr. McKenzie is terminated by the Company without cause (as defined in the agreement) or as a result of the Company's decision not to renew the term of the agreement, or he resigns for good reason (as defined in the agreement), he will be entitled to the following: (i) accrued obligations, (ii) any earned but unpaid short-term incentive award, (iii) a pro rata portion of his target short-term incentive award (or, in the event of the Company's non-renewal, the short-term incentive award for the year in which termination occurs), (iv) immediate vesting of any unvested shares of common stock held by Mr. McKenzie, (v) continuation of base salary and target short-term incentive award payments (or, in the event of the Company's non-renewal, just base salary) for two years following termination, and (vi) continuation of health benefits for two years following termination. If Mr. McKenzie's termination without cause or resignation for good reason occurs within the year following a change of control of the Company (as defined in the agreement), Mr. McKenzie will be entitled to the same payments and benefits set forth in the preceding sentence, except that the base salary and short-term incentive award portion of his severance will be paid in a lump sum (as opposed to over a two-year period).

        Mr. McKenzie's employment agreement contains a tax equalization provision which provides that in the event that the compensation received by Mr. McKenzie pursuant to the agreement becomes subject to taxation in France, Mr. McKenzie will be paid an additional amount so that Mr. McKenzie will be left in the same after-tax position as if his compensation had only been subject to any applicable U.S. federal, state and local taxes. The agreement also subjects Mr. McKenzie to standard prohibitions against disclosure of confidential information, as well as non-competition and non-solicitation covenants during the term of his employment and for one year thereafter.

Mr. Sengès

        On September 15, 2009, the Company entered into an employment agreement with Mr. Sengès. The initial term of the agreement will expire on September 15, 2011 but will automatically be extended for additional one-year terms unless either the Company or Mr. Sengès provides written notice of a desire not to renew the agreement at least 90 days prior to its expiration.

        Under the agreement, Mr. Sengès is eligible for the following: (i) a base salary of at least €204,500 per year, (ii) an annual performance-based bonus with a target amount of 75% of base salary, (iii) participation in all health insurance and retirement programs maintained by the Company in which senior executives are entitled to participate, and (iv) reimbursement for reasonable business and travel expenses. The agreement also provides for the grant of an annual long-term incentive award payable in shares of the Company's common stock. For 2009, Mr. Sengès's long-term incentive award was a grant of 60,000 shares of restricted stock. For each fiscal year after 2009, the size of the long-term incentive award will depend on the Company's stock price, as described above. Each long-term incentive award granted under the agreement will vest in three equal installments on the first, second, and third anniversaries of the date the award is granted.

        If Mr. Sengès's employment is terminated due to his death or disability, he will be entitled to the following: (i) accrued obligations, (ii) any earned but unpaid short-term incentive award, (iii) a pro rata portion of his short-term incentive award for the year in which termination occurs (provided Mr. Sengès has worked for at least six months in the fiscal year to which the bonus relates), and (iv) pro rata vesting of any unvested shares of common stock held by Mr. Sengès. If Mr. Sengès dies or becomes disabled while traveling on official Company business, in lieu of the foregoing benefits, he (or his estate) will be entitled to the severance benefits payable upon a termination without cause or resignation for good reason, discussed below.

        In the event Mr. Sengès is terminated by the Company without cause (as defined in the agreement) or he resigns for good reason (as defined in the agreement), he will be entitled to the same payments and benefits to which he is entitled upon termination due to death or disability, except that he will receive a pro rata portion of his short-term incentive award regardless of how long he has worked during the year in which termination occurs.

        Finally, in the event Mr. Sengès's employment is terminated as a result of the term of his employment not being extended by him, he will be entitled to accrued obligations and any earned but unpaid short-term incentive award. If the Company elects not to renew the term of Mr. Sengès's employment, or if he is terminated without cause or for good reason within the year following a change of control of the Company (as defined in the agreement), he will be entitled to the same payments and benefits to which he is entitled upon termination due to death or disability, plus continuation of base salary for twenty-four months following termination (the base salary portion of the severance payment will be paid in a lump sum in the event that Mr. Sengès undergoes a qualifying termination of employment following a change of control).

        The agreement subjects Mr. Sengès to standard prohibitions against disclosure of confidential information, as well as non-competition and non-solicitation covenants during the term of his employment and for one year thereafter.

Separation Agreements

Mr. Lovett

        On January 22, 2009, Mr. Lovett resigned as our President and Chief Executive Officer and entered into a Separation and Mutual Release Agreement with us. In connection with his entering into the Separation and Mutual Release Agreement, we amended certain terms of his 2008 employment agreement such that, in connection with his resignation, we agreed to provide him with the following: (i) severance amounts totaling $720,000, to be paid in 24 equal monthly installments; (ii) 90,000 "inducement shares," as defined in the employment agreement; (iii) immediate vesting of 6,800 shares of restricted stock; and (iv) continued director and officer insurance coverage for six years, subject to certain conditions. We and Mr. Lovett each released each other from any claims that either party had against the other.

Mr. Campise

        Mr. Campise's employment was terminated effective August 30, 2009 in connection with the Company's relocation of its headquarters to Paris. In connection with this termination, Mr. Campise and the Company entered into a retention agreement on March 19, 2009 which provided that if Mr. Campise did not voluntarily terminate his employment and was not terminated for cause prior to his ultimate termination date, upon Mr. Campise's termination by the Company, subject to his execution of a release in favor of the Company, the Company would provide him with certain payments and benefits, including: (i) $40,000 in cash in a lump sum payment; (ii) 129,000 shares of the Company's common stock; (iii) immediate vesting of 14,899 shares of restricted stock; (iv) continuation of the cost of health insurance benefits for 18 months under COBRA; and (v) the cash value of all accrued, unused paid time off. In addition, pursuant to the agreement, Mr. Campise was entitled to an additional $81,112 in cash and/or stock (as determined by the Company in its sole discretion) subject to Mr. Campise's achievement of certain objectives prior to his termination date.

        Following Mr. Campise's termination, the Company entered into a letter agreement with Mr. Campise pursuant to which he serves as a consultant to the Company and provides accounting and financial consulting services. The agreement, which could not be terminated prior to March 31, 2010 (except by the Company for "cause," as defined in the agreement), and which remains in effect thereafter unless terminated by either party upon 60 days' advance written notice, provides that Mr. Campise will receive a consulting fee of $1,500 per day that services are provided to the Company. In addition, Mr. Campise is guaranteed to receive payment for at least ten days of work each month, payable on the first of each month, regardless of whether such days are actually worked.

        Mr. Campise's consulting agreement is still in effect, although the fee structure has been amended so that Mr. Campise will receive $15,000 in fees for services rendered through the end of the 2010 fiscal year.

Equity Awards

        As discussed above, restricted stock granted to our named executive officers pursuant to the 2005 LTIP vests ratably over three years. In addition, any dividends that are paid on our common stock are also payable on the restricted stock, and our named executive officers have the right to vote all shares of restricted stock held by them.

Outstanding Equity Awards at Fiscal Year-End

        The following table summarizes the total outstanding equity awards as of December 31, 2009 for each named executive officer. The market value of the stock awards was based on the closing price of our common stock as of December 31, 2009 (the last trading day of 2009 which was $9.90). The unvested stock awards include those grants of equity awards made in 2009 which were outstanding and unvested on December 31, 2009 and which are also included in the Grants of Plan-Based Awards Table.

Name	Number Of Shares of Stock That Have Not Vested (#)(1)	Market Value of Number of Shares of Stock That Have Not Vested ($)(1)
Craig McKenzie	209,738	2,076,406
Marc Sengès	60,000	594,000

(1)
One-third of these stock awards will vest on each of the first three anniversaries of the date of grant.

Option Exercises and Stock Vested in 2009

        The following table summarizes for the named executive officers in 2009 (i) the number of shares acquired upon exercise of stock options and the value realized and (ii) the number of shares acquired upon the vesting of restricted stock and the value realized, each before payout of any applicable withholding tax. Messrs. McKenzie and Sengès were not awarded and did not have any stock options or have any shares of restricted stock vest during 2009.

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Nigel Lovett	90,000	250,200
Charles Campise	157,800	811,092

Potential Payments Upon Termination or Change in Control

        As described above, we are party to employment agreements with our current named executive officers which provide for payments and benefits upon certain qualifying terminations of employment. Set forth below are that amounts that Messrs. McKenzie and Sengès would have received if the specified events had occurred on December 31, 2009. The closing stock price on December 31, 2009 was $9.90 per share.

Craig McKenzie Executive Benefits and Payment Upon Termination	Termination Without Cause / With Good Reason/CIC Termination	Company Non- Renewal of Agreement	Disability		Death
Compensation:
Base Salary	$840,000	$840,000	$840,000	(1)	$840,000	(1)
Short-Term Incentive Award	$840,000	$630,000	$630,000		$630,000
Accelerated Vesting of Restricted Stock	$3,114,609	$3,114,609	$1,038,203		$1,038,203
Continuation of health Benefits	$36,608	$36,608	$36,608	(1)	$36,608	(1)
Total	$4,831,217	$4,621,217	$2,544,811		$2,544,811

(1)
These amounts would only have been payable if Mr. McKenzie had died or become disabled while traveling on Company business.

Marc Sengès Executive Benefits and Payments Upon Termination	Termination Without Cause/ With Good Reason	Company Non- Renewal of Agreement/CIC Termination(1)	Disability		Death
Compensation:
Base Salary	—	$589,205	—		—
Short-Term Incentive Award	$158,317	—	$158,317	(2)	$158,317	(2)
Accelerated Vesting of Restricted Stock	$594,000	$594,000	$57,747		$57,747
Total	$752,317	$1,183,205	$216,064		$216,064

(1)
These amounts will only be payable if the Company elects not to renew the term of Mr. Sengès's employment agreement or if he is terminated without cause or resigns for good reason during the year following a change in control.

(2)
These amounts would only have been payable if Mr. Sengès had died or become disabled while traveling on Company business.

 Director Compensation

        The following table summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Herbert C. Williamson III	71,363	222,499	293,862
Dr. Peter J. Hill	87,638	362,652	450,290
Julien Balkany	62,375	249,130	311,505
Adam Kroloff	40,000	222,499	262,499
Ian Vann	40,000	222,499	262,499
Bernard de Combret	30,000	—	30,000
Nicholas Gay(2)	20,000	63,750	83,750
Alan Bell(3)	50,929	51,600	102,529
Peter Falb(3)	38,571	—	38,571
Nicholas Rostow(3)	37,863	—	37,863
John Mark McLaughlin(4)	11,500	—	11,500

(1)
This column represents the aggregate grant date fair value of awards granted to our directors in 2009, determined under FASB ASC Topic 718. For information on the valuation assumptions with respect to awards made, refer to note 11 in the Company's financial statements.

(2)
Mr. Gay resigned from the Board effective August 17, 2009.

(3)
Messrs. Bell, Falb, and Rostow did not stand for reelection at Toreador's 2009 shareholder meeting and their service on the Board ended effective June 4, 2009.

(4)
Mr. McLaughlin resigned from the Board effective January 22, 2009.

        We aim to provide a competitive level of compensation to our directors, as compared to our competitors.

        Beginning in June 2009, with respect to our directors who were elected at our 2009 annual meeting or appointed thereafter (Dr. Hill, and Messrs. Williamson, Balkany, Kroloff, Vann, Gay, and de Combret), we pay an annual stipend of $40,000 as the cash component of annual director compensation to each non-employee director, except for the Chairman of the Board of Directors, who receives $60,000 annually. Half of these fees are paid in June of each fiscal year and relate to the director's first six months of service on the Board. The remaining half of these fees are paid in December of each fiscal year and relate to the director's service for the first six months of the following fiscal year.

        In 2009, the Chairman of the Board of Directors received a grant of 37,500 shares of our common stock as a one-time inducement to service, as well as $150,000 in value of fully vested shares of our common stock as the equity component of his annual (2009-2010) board compensation (based on the closing price of our stock on the date of his election or appointment to the Board, June 4, 2009).

        Our non-employee directors each received a grant of 25,000 shares of our common stock as a one-time inducement to service, as well as $100,000 in value of fully-vested shares of our common stock as the equity component of their annual (2009-2010) board compensation (based on the closing price of our stock on the date of their election or, in the case of Mr. de Combret, on the date of his appointment in September 2009).

        No additional compensation is paid to directors who serve on committees, nor are perquisites provided to any of our directors.

        From January 1, 2009 through June 2009, our directors at the time (Dr. Hill, and Messrs. Williamson, Balkany, Bell, Falb, Rostow and McLaughlin) were paid according to a different compensation program. Each non-employee director was entitled to annual fees totaling $20,000, which was paid quarterly. In addition, each non-employee director was entitled to $2,000 for each regularly scheduled Board meeting he attended, and $1,500 for each telephonic Board meeting in which he participated. Each committee member was paid $1,500 for each committee meeting he attended, unless the committee meeting was held in conjunction with a meeting of the Board, in which case he was paid $500.

Stock Ownership Policy

        The Company does not have a stock ownership policy for its employees who are not also directors and does not have a policy that prohibits employees from hedging their economic exposure as a result of owning shares of Company stock. In line with the terms of the Settlement Agreement, on April 16, 2010, the Company adopted a formal, written policy requiring the Company's directors to beneficially own at least 50,000 shares (the "Stock Ownership Threshold") of the Company's common stock within six months from the date he or she is first appointed or elected to the Board. The policy provides that any director found not to be in compliance with the policy at the time of the publication of our proxy statement for annual meetings subsequent to this Annual Meeting shall not be qualified by the Board of Directors to stand for election as a director at the annual shareholder meeting and shall have any equity compensation restricted until such time as the required ownership threshold is met, upon which event any equity grant shall be released.

        As set forth on the table under "Security Ownership of Certain Beneficial Owners and Management," as of the date of this proxy statement, four of the Company's current directors nominated for re-election at the Annual Meeting beneficially own shares of common stock equal to or in excess of the Stock Ownership Threshold, and Messrs. Kroloff, Vann and de Combret beneficially owned shares of common stock below the Stock Ownership Threshold. The Board of Directors has reviewed the circumstances of the stock ownership of, and restrictions applicable to the acquisition of Company securities by, directors and has determined that an extension of the time period for compliance under the policy should be granted until December 31, 2010.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table sets forth information as of December 31, 2009 with respect to compensation plans under which shares of our common stock may be issued.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column(1)
Equity compensation plans approved by security holders	67,370	$7.78	126,384
Equity compensation plans not approved by security holders
Total	67,370	$7.78	126,384

(1)
Pursuant to the Agreement and Plan of Merger dated as of October 3, 2001 relating to the acquisition of Madison Oil Company, certain warrants of Madison Oil Company became warrants to acquire Toreador common stock. As of December 31, 2008, there were warrants outstanding exercisable for 98,760 shares of Toreador common stock with a weighted-average exercise price of $19.82.

(2)
Of the 1,093,525 shares available for future issuance, 106,176 shares are available under the 2005 LTIP which permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights and other awards, and 20,208 are available under the Company's stock option plans.

EXECUTIVE OFFICERS

        The current executive officers of Toreador are Craig M. McKenzie, President and Chief Executive Officer, and Marc Sengès, Chief Financial Officer.

        For the business background of Mr. McKenzie, who is a director of Toreador, see "Nominees for Directors" above.

        Mr. Sengès, 43, has been serving as our Chief Financial Officer since September 15, 2009. Prior to that he served as the Corporate Secretary and General Counsel of Progisys International, a private oil and gas services company with operations in Europe, Africa and Asia, from December 2006. Mr. Sengès has also been a member of the Board of Progisys and the company's representative in Switzerland. Prior to joining Progisys, Mr. Sengès served as the Chief Financial Officer and General Counsel of Pebercan Inc. (ticker: PBC CN), a Canadian oil and gas exploration and production company, from November 2005 to November 2006. Prior to joining Pebercan Inc., Mr. Sengès served as Chief Financial Officer and a member of the Executive Committee of Maurel et Prom (ticker: MAU FP), the second largest publicly traded French oil and gas exploration and production company, from February 2005 to October 2005. Before joining Maurel et Prom, from February 2002 to January 2005, Mr. Sengès was an Executive Director at Natexis Banque Populaire, where he was Global Head of the Oil and Gas Structured Finance Department for Africa and the Middle East. Prior to joining Natexis Banque Populaire, Mr. Sengès held various executive positions with several banks including HSBC Investment Bank, Crédit Lyonnais and Société Générale. Mr. Sengès studied Business Law and Finance & Banking at Paris University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of April 7, 2010, the beneficial ownership of Toreador common stock by (i) each named executive officer, director and each nominee for director of Toreador, (ii) each person who was known to Toreador to be the beneficial owner of more than 5% of the outstanding shares of Toreador common stock and (iii) directors and executive officers of Toreador as a group (eight persons). Except as otherwise indicated, the address for each beneficial owner is 13760 Noel Road #1100, Dallas, Texas 75240. The applicable percentage ownership is based on 24,941,155 shares of Toreador common stock issued and outstanding as of April 7, 2010, and includes, on an individual basis, the number of shares of Toreador common stock that could be acquired by options or warrants exercisable within 60 days of April 7, 2010. All information is based upon ownership of record as reflected on the stock transfer books of the Company or as reported on Schedule 13G or Schedule 13D filed under Rule 13d-1 under the Exchange Act or has been furnished by the respective officers or directors of the Company.

	Toreador Common Stock Beneficially Owned
	Number of Shares		Percent of Class
Herbert C. Williamson III	50,000		*
Dr. Peter J. Hill	58,651		*
Julien Balkany	882,300	(1)	3.54	%(1)
Adam Kroloff	45,408		*
Ian Vann	45,408		*
Bernard de Combret	35,067		*
Craig McKenzie	314,607	(2)	1.26	%(2)
Marc Sengès	60,000	(3)	*	(3)
All directors and executive officers as a group (8 persons)	1,491,441		5.98%
Beneficial owners of 5% or more:
David M. Brewer and Joseph E. Griesedieck, III	1,373,761	(4)	5.51	%(4)
c/o The Madison Group
590 Madison Avenue, 21st Floor
New York, NY 10022
BlackRock, Inc.	1,335,849	(5)	5.36	%(5)
40 East 52nd Street
New York, NY 10022
Palo Alto Investors, LLC	1,906,800	(6)	7.65	%(6)
470 University Avenue
Palo Alto, CA 94301
Zazove Associates, LLC	3,101,077	(7)	12.43	%(7)
4801 West Petetson Suite 615
Chicago, IL 60646

*
Less than one percent

(1)
Nanes Balkany Partners I LP is the direct owner of 828,103 shares, and Mr. Balkany is the direct owner of 54,197 shares. Nanes Balkany Partners LLC is the general partner of Nanes Balkany Partners I LP and may be deemed to beneficially own the shares owned by Nanes Balkany Partners I LP. Nanes Balkany Management LLC is the investment manager of Nanes Balkany Partners I LP and may be deemed to beneficially own the shares owned by Nanes Balkany Partners I LP. Messrs. Balkany and Nanes are managing members of Nanes Balkany Partners LLC and Nanes Balkany Management LLC and may be deemed to beneficially own the shares owned by Nanes Balkany Partners I LP. Messrs. Balkany and Nanes have sole voting and dispositive authority over the shares owned by Nanes Balkany Partners I LP. Mr. Balkany has sole voting and dispositive authority over the shares owned by him. Nanes Balkany Partners LLC, Nanes Balkany Management LLC and Messrs. Balkany and Nanes disclaim beneficial ownership of the shares held by Nanes Balkany Partners I LP, except to the extent of their pecuniary interest therein. Nanes

  Balkany Partners LLC, Nanes Balkany Management LLC, Nanes Balkany Partners I LP and Mr. Nanes disclaim beneficial ownership of the shares held by Mr. Balkany.

(2)
Includes 209,738 restricted shares of common stock that have not yet vested.

(3)
Includes 60,000 restricted shares of common stock that have not yet vested.

(4)
Beneficial ownership includes (i) 1,266,261 shares of Toreador common stock held directly by Mr. David Brewer, (ii) 35,000 shares held directly by JD Associates, an investment joint venture formed by Messrs. David Brewer and Joseph E. Griesedieck, III, and (iii) 72,500 shares which are beneficially owned through the Herbert L. and Paulyne Brewer 1992 Trust. Mr. David Brewer may be deemed to have sole voting and dispositive power over 1,266,261 shares of Toreador common stock and shared voting and dispositive power over 107,500 shares of Toreador common stock. Messrs. David Brewer and Griesedieck have expressly disclaimed beneficial ownership of any shares owned directly or indirectly by the other, except for the 35,000 shares held by JD Associates. Mr. David Brewer also disclaims beneficial ownership of shares of Toreador common stock owned directly or indirectly by Mr. Herbert Brewer other than the shares of Toreador common stock held by the Herbert L. and Paulyne Brewer 1992 Trust.

(5)
BlackRock exercises sole voting and dispositive power with respect to 1,335,849 shares of common stock beneficially owned by it and its subsidiaries, BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Capital Management, Inc., BlackRock Investment Management, LLC and State Street Research & Management Co. Various people have the right to receive or the power to direct receipt of dividends from, or the proceeds from the sale of, the common stock. No one person's interest in the common stock of is more than five percent of the total outstanding common shares.

(6)
Palo Alto Investors, LLC's ("PAI LLC") is a registered investment adviser and as the general partner of, and investment adviser to, investment limited partnerships and the investment adviser to investment funds. The sole manager of PAI LLC is Palo Alto Investors ("PAI Corp"). William Leland Edwards is the president and controlling shareholder of PAI Corp and the controlling owner of PAI LLC. Anthony Joonkyo Yun is the president of PAI LLC. PAI LLC is an investment adviser with the power to invest in, vote and dispose of the common stock on behalf of its clients. Its clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock. No client individually holds more than five percent of the outstanding common stock. Each of PAI LLC, PAI Corp, Mr. Edwards and Dr. Yun disclaim beneficial ownership of the common stock except to the extent of their respective pecuniary interest therein.

(7)
Shares of common stock reported as beneficially owned include 3,101,077 shares of common stock issuable upon conversion of certain convertible debt securities. Zazove Associates LLC ("Zazove") is a registered investment advisor. Zazove has discretionary authority with regard to certain accounts that hold the convertible securities. No single account has a more than five percent interest in any class of the Company's securities.

        Except as otherwise indicated above, all shares shown in the above table are owned directly, and the holder thereof has sole voting and investment power with respect to such shares.

PROPOSAL TWO:

AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

General

        On April 9, 2010, the Board of Directors unanimously adopted a resolution declaring it advisable and in the best interest of the Company to amend our Restated Certificate of Incorporation to increase the number of shares of common stock, par value$ 0.15625 per share, that we would be authorized to issue from 30 million shares to 50 million shares, subject to approval by the stockholders. Of the 30,000,000 shares of common stock presently authorized for issuance, as of April 7, 2010, 24,941,155 shares were issued and outstanding and 3,857,579 shares reserved for issuance upon conversion of our outstanding convertible debt securities.

        Our Restated Certificate of Incorporation authorizes us to issue 4,000,000 shares of preferred stock, and this amendment would not increase the number of authorized preferred shares. As of April 7, 2010, there were no shares of preferred stock outstanding.

Reasons for and Effects of the Proposal

        Our Board of Directors believes that it is in the best interests of the Company and our stockholders to have the flexibility to issue additional shares of common stock, or securities convertible into common stock, in responding to future business and financing needs. The availability of additional shares will enhance our flexibility in connection with possible future actions, such as financings, corporate mergers or acquisitions, stock dividends, stock splits and other corporate purposes.

        We continually evaluate our short- and long-term financing options and, depending on market conditions and other factors, may engage from time to time in one or more transactions involving the issuance of additional common stock or securities convertible into common stock. In addition, as part of the "step change" component of our corporate strategy, we intend to review and pursue mergers and acquisitions. Our Board of Directors will decide whether, when and on what terms the issuance of shares of common stock or other securities convertible into, or exercisable for, common stock may be appropriate in connection with any of the foregoing purposes and, with the increased flexibility of additional authorized shares of common stock, may do so without the delay of a special meeting of stockholders at that time.

        The issuance of additional shares of authorized common stock would be within the discretion of the Board of Directors, without the requirement of further action by stockholders unless required by applicable law, regulation, listing requirements or our Restated Certificate of Incorporation.

        The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock presently outstanding, including the right to cast one vote per share and to participate in dividends, when and to the extent declared and paid. Holders of our common stock have no preemptive rights; therefore, should the Board of Directors elect to issue additional shares of our common stock, existing stockholders would not have any preferential rights to purchase the shares.

        The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders' equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of our common stock.

        While not intended as an anti-takeover provision, the availability for issuance of additional shares of common stock would also have the effect of rendering more difficult or discouraging an attempt to obtain control of the Company. For example, the issuance of shares of common stock (within the limits imposed by applicable law and the rules of any exchange upon which the common stock may then be listed) in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The issuance of additional shares of common stock could also be used to render more difficult an undesirable merger or similar transaction even if it appears to be desirable to a majority of existing stockholders. We are not aware of any efforts to obtain control of the Company.

        In sum, our Board of Directors believes that the increase in authorized shares will enhance our flexibility to satisfy our short- and long-term financing and capitalization needs as well as to pursue mergers and acquisitions. Our Board of Directors may approve the issuance of additional shares of common stock only if the action is permissible under the Delaware General Corporation Law and the Nasdaq Listing Rules.

Amendment to Restated Certificate of Incorporation

        If this proposal is approved and the amendment becomes effective, Section 1 of Article FOURTH of our Restated Certificate of Incorporation will be amended to read in its entirety as follows:

        The total number of shares of all classes of stock which the Corporation shall have authority to issue is 54,000,000 shares, consisting of (1) 4,000,000 shares of Preferred Stock, par value $1.00 per share ("Preferred Stock"), and (2) 50,000,000 shares of Common Stock, par value $0.15625 per share ("Common Stock").

Vote Required

        The proposal requires the affirmative vote of the holders of a majority of the shares of common stock outstanding on the record date. Abstentions and broker non-votes will effectively count as a vote against the proposal.

Effectiveness of Amendment

        If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

The Board recommends a vote FOR the approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 30 million shares to 50 million shares.

 PROPOSAL THREE:

AMENDMENT OF THE 2005 LONG-TERM INCENTIVE PLAN

        On March 12, 2010, the Board of Directors (the "Board"), upon recommendation of the Compensation Committee (the "Committee"), adopted the fourth amendment (the "Amendment") to the Toreador Resources Corporation 2005 Long-Term Incentive Plan, as currently amended (the "Plan"), subject to approval by Toreador's stockholders. The purpose of the Amendment is to increase the number of shares Toreador's common stock ("Stock") reserved for issuance under the Plan from 1,750,000 shares to 3,250,000 shares.

        The following description of the Plan is qualified in its entirety by reference to the actual text of the Plan, which is attached to this proxy statement as Appendix A, and actual text of the proposed Amendment, which is attached to this proxy statement as Appendix B.

  Purpose

        The purpose of the Plan is to attract and retain the services of key employees, key consultants and directors of the Company and its subsidiaries, and to provide such individuals with a proprietary interest in the Company through the grant of stock options, restricted stock, stock appreciation rights, restricted stock units, performance awards and other stock-based awards (collectively, "Awards") that will:

  •
  increase the interest of such individuals in the Company's welfare;

  •
  furnish an incentive to such individuals to continue their services for the Company; and

  •
  provide a means through which the Company may attract able individuals as employees, consultants and directors.

  Administration

        The Plan is administered by the Committee. The Committee is composed of non-employee members of the Board, each of whom is a "non-employee director" under Rule 16b-3 of the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee has the authority to, among other things, designate Plan participants, grant Awards, determine the number of shares of Stock to be covered by Awards and determine the terms and conditions of any Awards, and construe and interpret the Plan and related Award agreements. The Committee may also delegate its authority under the Plan to Toreador's officers.

  Shares Subject to the Plan

        The maximum number of shares of Stock that may be delivered pursuant to Awards under the Plan is 1,750,000 shares, subject to adjustment as described below under "Changes in Capital Structure." Pursuant to the Amendment, we have proposed increasing this maximum to 3,250,000. The maximum number of shares of Stock that may be delivered pursuant to incentive stock options is 1,750,000, and, in a given calendar year, executive officers of the Company or its Subsidiaries may not be granted Awards covering more than a total of 300,000 shares of Stock. If any Award under the Plan expires or is forfeited or canceled, the number of shares of Stock underlying the Award will again be available for grants of Awards under the Plan. Further, if previously acquired shares of Stock are delivered to the Company in full or partial payment of the exercise price of a stock option granted under the Plan, the number of shares of Stock available for the grant of future Awards under the Plan will be reduced only by the net number of shares issued upon the exercise of the stock option.

  Eligibility

        Employees, consultants, and outside directors of the Company and its subsidiaries will be eligible to participate in the Plan. The Company has approximately 35 employees, two consultants and six outside directors.

  Grants of Awards

        The Committee may grant awards of non-qualified stock options, incentive stock options, restricted stock awards, performance awards, stock appreciation rights, restricted stock unit awards, and other stock-based awards.

        Stock Options.    The Plan provides for the grant of both incentive stock options, within the meaning of Section 422(b) of the Code, and non-qualified stock options. A stock option granted under the Plan provides a participant with the right to purchase, within a specified period of time, a stated

number of shares of Stock at the price specified in the applicable Award agreement. The exercise price applicable to a stock option will be set by the Committee at the time of grant, and will not be less than the fair market value of a share of Stock on the date of grant. Stock options will vest in accordance with the terms of the applicable Award agreement. The maximum term of an incentive stock option granted under the Plan is 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). Payment of the exercise price of an option may be made in cash, Stock, pursuant to a delivery of a notice of "net exercise," or in any other form of consideration approved by the Committee. The Plan provides that the period of time during which participants may exercise their vested stock options will be reduced following the termination of a participant's employment or service.

        Restricted Stock.    An award of restricted stock is a grant of shares of Stock which are subject to limitations on transfer during a restricted period established in the applicable Award agreement. Generally speaking, holders of restricted stock will have the rights and privileges of a stockholder with respect to their restricted stock. In the event a participant is terminated for any reason, the participant will forfeit all unvested shares of restricted stock held by such participant.

        Stock Appreciation Rights.    A stock appreciation right represents the right to receive an amount equal to the appreciation of the Company's stock over a designated period. It is similar to a stock option in that when a stock appreciation right is "settled" (i.e., paid out), the holder receives the difference between the value of the Company's stock on the payment date and the value on the date the right was granted (the "base price"). Under the Plan, the base price applicable to stock appreciation rights will be set by the Committee at the time of grant, and will not be less than the fair market value of a share of Stock on the date of grant. Stock appreciation rights can be settled in cash or in Stock, and will be subject to such other terms and conditions as the Committee sets forth in the applicable Award agreement.

        Restricted Stock Units.    Restricted stock units represent a promise to deliver Stock at a future date; generally, once they have vested. Restricted stock units granted under the Plan will be subject to such terms and conditions as the Committee sets forth in the applicable Award agreement at the time of grant.

        Performance Awards.    Performance Awards represent the right to receive certain amounts based on the achievement of pre-determined performance goals during a designated performance period. The terms of each performance Award will be set forth in the applicable Award agreement. The Committee will be responsible for setting the applicable performance goals, which may consist of one or more of the following: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of Toreador's common stock; return on assets, equity or stockholders' equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Performance Awards which have been earned as a result of the relevant performance goals being achieved may be paid in the form of cash, Stock or other consideration (or some combination thereof).

        Other Stock-Based Awards.    The Plan authorizes the Committee to grant other Awards that may be denominated in, payable in, valued in, or otherwise related to shares of Stock. Such awards and the terms applicable to such Awards will be set forth in Award agreements.

  Changes in Capital Structure

        In the event of any change in the outstanding Stock or the capital structure of the Company, the declaration of an extraordinary dividend, or other similar corporate transaction or event that affects the fair value of an Award, the Committee will adjust any or all of the following so that the fair value of an Award immediately after the transaction is equal to the fair value of the Award immediately prior to the transaction: (i) the number of shares of Stock that may be granted pursuant to Awards, (ii) the number and type of common stock (or other securities or property) issuable pursuant to outstanding Awards, (iii) the number of shares and type of Stock specified in the Plan as an annual per-participant limit, and (iv) the per-share price of outstanding Awards under the Plan.

  Corporate Events

        In the event of a merger, consolidation or share exchange involving the Company where the Company is the surviving entity, each outstanding Award will be converted to apply to the securities or rights (including cash, property, or assets) to which the Company's common stockholders become entitled in connection with the transaction. In the event of any merger, consolidation or share exchange involving the Company where the Company does not survive, each outstanding Award will be substituted for an award relating to the stock, securities or other property of the surviving company to which the Company's common stockholders become entitled in connection with the transaction.

        Notwithstanding the foregoing, in the event of a "change in control" of the Company (as defined in the Plan), all Awards outstanding under the Plan may be canceled by Toreador in its sole discretion, as of the effective date of the Change in Control and in accordance with the terms and provisions of the Plan providing for notice or payments. In addition, if Toreador sells all or substantially all of its property, or dissolves or liquidates, then each participant under the Plan will be entitled to receive, in lieu of each share of Stock which such participant would have been entitled to receive pursuant to the Award, the same kind and amount of any securities or assets as may be issued upon the sale or dissolution received by the Company's stockholders in connection with such event.

  Non-Transferability of Awards

        Generally speaking, an Award granted under the Plan may not be transferred by the holder of the Award.

  Termination and Amendment

        The Board may amend or terminate the Plan at any time, except that no amendment may, without stockholder approval, violate the stockholder approval requirements of the national securities exchange on which the Stock is principally listed. Unless sooner terminated, the Plan will expire on May 19, 2015.

  Federal Income Tax Consequences

        The following is a summary of the federal income tax consequences of the issuance and exercise of stock options granted pursuant to the Plan. The summary is based on current United States income and employment tax rules that apply generally to citizens and residents of the United States for tax purposes. In addition, it does not address any applicable tax consequences under state or local tax law.

        Plan participants will not recognize taxable income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, Plan participants will recognize taxable income, and their employers will generally be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. This taxable income is taxed as ordinary compensation income and is based upon the excess of the fair market value of the Stock at exercise over the exercise price.

        At the time a Plan participant is required to recognize ordinary compensation income resulting from the exercise of a non-qualified stock option, such income will be subject to federal (including, except as described in the following sentence, Social Security and Medicare) and applicable state and local income tax and applicable tax withholding requirements. If a participant's year-to-date compensation on the date of exercise exceeds the Social Security wage base limit for such year ($106,800 in 2010), the participant will not have to pay Social Security taxes on such amounts. The Company is required to report to the appropriate taxing authorities the ordinary income received by Plan participants, together with the amount of taxes withheld to the Internal Revenue Service and the appropriate state and local taxing authorities.

        Plan participants will not recognize taxable income upon the grant or exercise of an incentive stock option. Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following a termination of employment, the tax effects to the participant and his or her employer in connection with such exercise will generally be the same as those applicable to the exercise of a non-qualified stock option. For purposes of determining whether a participant is subject to any alternative minimum tax liability, upon exercising an incentive stock option, the participant will generally be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the participant had exercised a non-qualified stock option. In general, there are no federal income tax consequences to the Company or its subsidiaries upon the grant, exercise or termination of an incentive stock option.

  New Plan Benefits

        Because Awards to be granted in the future under the Plan are at the discretion of the Committee, it is not possible to determine the benefits or the amounts received or that will be received under the Plan by eligible participants.

The Board recommends a vote FOR the approval of the amendment to the 2005
Long-Term Incentive Plan

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Grant Thornton has been Toreador's independent registered public accounting firm since June 6, 2006. Representatives of Grant Thornton are not expected to be present at the Annual Meeting. No independent registered public accounting firm has been selected for ratification or approval for the year ending December 31, 2010 as management and the Audit Committees continue their evaluation and selection process.

Fees Billed by Grant Thornton During Fiscal Years 2009 and 2008

        The following table sets forth the aggregate fees billed by Grant Thornton during 2009 and 2008:

	2009	2008
Audit Fees(1)	$611,375	$839,029
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

	$611,375	$839,029

(1)
Represents fees billed for the audit of Toreador's annual financial statements included in Form 10-K, audit of internal control pursuant to Sarbanes-Oxley Section 404, review of quarterly financial statements included in Forms 10-Q, review of filings on Form S-3 and Form S-8, and comfort letter issuances.

 Pre-Approval Policies

        As required by the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by independent registered public accounting firms must be pre-approved by Toreador's Audit Committee unless the pre-approval provision is waived in accordance with applicable securities rules and regulations of the SEC. The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approval of non-audit services. The decision of any member to whom such authority is delegated to pre-approve non-audit services will be presented to the full Audit Committee for its approval at its next scheduled meeting.

        None of the services disclosed under "Audit Fees," "Audit-Related Fees," "Tax Fees" and "All Other Fees" were approved by the Audit Committee pursuant to the waiver of pre-approval provisions set forth in the applicable rules of the SEC.

        During fiscal year 2009, the Audit Committee approved 100% of the total fees that were paid to Grant Thornton.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Please see our discussion under "Compensation Committee Interlocks and Insider Participation" above.

Related-Party Transaction Policy

        In addition to the Board of Directors' Corporate Governance Guidelines that address board independence requirements and the obligations of the directors, officers and employees under our Code of Ethical Conduct and Business Practices, both available at www.toreador.net, the Board of Directors has adopted a written policy with respect to the review, approval or ratification of related-party transactions. Our policy generally defines a related-party transaction as a transaction or series of related transactions or any material amendment to any such transaction of $120,000 or more involving the Company and any executive officer of the Company, any director or director nominee of the Company, persons owning 5% or more of our outstanding stock at the time of the transaction, any immediate family member of any of the foregoing persons, or any entity that is owned or controlled by any of the foregoing persons or in which any such person serves as an executive officer or general partner or, together with all of the foregoing persons, owns 10% or more of the equity interests thereof.

        The policy requires our Audit Committee to review and approve related-party transactions and any material amendments to such related party transactions. In reviewing and approving any related-party transaction or any material amendment thereto, the Audit Committee is to (i) satisfy itself that it has been fully informed as to the related party's relationship and interest and as to the material facts of the proposed related-party transaction or the proposed material amendment to such transaction, and (ii) determine that the related-party transaction or material amendment thereto is fair to the Company. At each Audit Committee meeting, management shall recommend any related-party transactions and any material amendments thereto, if applicable, to be entered into by us. After review, the Audit Committee shall approve or disapprove such transactions and any material amendments to such transactions.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
COMPLIANCE

        Section 16(a) of the Exchange Act requires directors and officers of Toreador, and persons who own more than 10% of Toreador common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock. Directors, officers and persons who own more than 10% percent of Toreador common stock are required by SEC regulations to furnish Toreador with copies of all Section 16(a) forms they file.

        To Toreador's knowledge, based solely on a review of the copies of such reports furnished to Toreador and written representations that no other reports were required, during the year ended December 31, 2009, Toreador's directors, officers and persons who own more than 10% of Toreador common stock complied with all Section 16(a) filing requirements except: (i) Marc Senges failed to timely file a Form 3 upon his appointment as Chief Financial Officer of the Company, and Bernard de Combret failed to timely file a Form 3 upon becoming a director of the Company; however, at the date of such filing, neither of Messrs. Senges or de Combret held shares of our common stock. Form 3s were subsequently filed by Messrs. Senges and de Combret. In addition, timely Form 4s were not filed by Mr. Sengès and Mr. de Combret to report a restricted stock award and a stock award, respectively. Form 4s were subsequently filed by each; (ii) In June 2009, Adam Kroloff, Ian Vann and Nicholas Gay were elected directors of the Company. Timely Forms 3 were not filed by such directors; however, at the date of such filing, none of Messrs. Kroloff, Vann or Gay held shares of our common stock. A Form 3 was subsequently filed by each; and (iii) Herbert Williamson III did not timely file a Form 4 to report a sale of the Company's securities in one transaction. A Form 4 was subsequently filed by Mr. Williamson to report the transaction.

CODE OF CONDUCT

        Toreador has adopted a Code of Ethical Conduct and Business Practices applicable to all directors, officers and employees of Toreador, including our Chief Executive Officer and our Chief Financial Officer. The text of the Code of Ethical Conduct and Business Practices is posted on our website at www.toreador.net.

HOUSEHOLDING

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means convenience for stockholders and cost savings for companies.

        A number of brokers with account holders who are Toreador stockholders may be householding our proxy materials, to the extent such stockholders have given their prior express or implied consent in accordance with SEC rules. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Toreador will promptly deliver a separate copy of such proxy statement and annual report upon request. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker to discontinue householding and direct your written request to receive a separate proxy statement and annual report by mail to c/o Shirley Anderson, Corporate Secretary, 13760 Noel Road, Suite 1100, Dallas, Texas 75240-1383 or by telephone at (214) 559-3933. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request householding of their communications should contact their broker.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

        It is currently contemplated that Toreador's 2011 Annual Meeting of Stockholders will take place on June 2, 2011. Any stockholder who intends to present a proposal at the 2011 Annual Meeting of Stockholders, and who wishes to have a proposal included in Toreador's proxy statement for that meeting, must deliver the proposal to Toreador's Secretary at its office principal executive offices for receipt not later than December 27, 2010. A stockholder proposal submitted outside of the processes established in Rule 14a-8 of the Exchange Act will be considered untimely after March 12, 2011. All proposals must meet the requirements set forth in the rules and regulations of the SEC and/or our bylaws in order to be eligible for inclusion in the proxy statement for that meeting.

ANNUAL REPORT AND FINANCIAL STATEMENTS

        A record of Toreador's activities is contained in the enclosed 2009 Annual Report. You may also access our 2009 Annual Report at no charge at https://materials.proxyvote.com/ 891050, our website at www.toreador.net or at the website maintained by the SEC at www.sec.gov.

By Order of the Board of Directors,
Peter Hill Non-Executive Chairman of the Board of Directors

Appendix A

TOREADOR RESOURCES CORPORATION

2005 LONG-TERM INCENTIVE PLAN

        The Toreador Resources Corporation 2005 Long-Term Incentive Plan (the "Plan") was adopted by the Board of Directors of Toreador Resources Corporation, a Delaware corporation (the "Company"), effective as of May 19, 2005 (the "Effective Date"), subject to approval by the Company's stockholders.

ARTICLE 1
PURPOSE

        The purpose of the Plan is to attract and retain the services of key Employees, key Consultants and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, whether granted singly, or in combination, or in tandem, that will

  (a)
  increase the interest of such persons in the Company's welfare;

  (b)
  furnish an incentive to such persons to continue their services for the Company; and

  (c)
  provide a means through which the Company may attract able persons as employees, Consultants and Outside Directors.

        With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2
DEFINITIONS

        For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

          2.1   "Award" means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an "Incentive").

          2.2   "Award Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

          2.3   "Award Period" means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

          2.4   "Board" means the board of directors of the Company.

          2.5   "Change in Control" means any one of the following, except as otherwise provided herein: (i) during any period of two (2) consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by the Company's stockholders, of each new director was approved by a vote of a least a majority of the directors then still in office who were directors at the beginning of the period; (ii) any person or group of persons (i.e., two or more persons agreeing to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company (other than any "group" deemed to exist by virtue of aggregating the number of securities beneficially owned by any or all of the current directors of the Company (and the "Affiliates" of such directors, as that term is defined below) serving as such as of Effective Date (collectively, the "Exempt Group")) together with his or its Affiliates, becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of the Company's then outstanding securities entitled generally to vote for the election of the Company's directors; (iii) the merger or consolidation of the Company with or into any other entity if the Company is not the surviving entity (or the Company is the surviving entity but voting securities of the Company are exchanged for securities of any other entity) and any person or group of persons (other than the Exempt Group), together with his or its Affiliates, is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity's then outstanding securities entitled generally to vote for the election of the surviving entity's directors; or (iv) the sale of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company. For purposes of this Section 2.5, the term "Affiliate" with respect to any person shall mean any person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. Notwithstanding the foregoing provisions of this Section 2.5, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of "Change in Control" for purposes of such Award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

          2.6   "Code" means the Internal Revenue Code of 1986, as amended.

          2.7   "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

          2.8   "Common Stock" means the common stock, par value $0.15625 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

          2.9   "Company" means Toreador Resources Corporation, a Delaware corporation, and any successor entity.

          2.10 "Consultant" means any person performing advisory or consulting services for the Company or a Subsidiary, with or without compensation, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

          2.11 "Corporation" means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a "corporation" if it satisfies the definition of a corporation under Section 7701 of the Code.

          2.12 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

          2.13 "Dividend Equivalent Right" means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

          2.14 "Employee" means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

          2.15 "Executive Officer" means an officer of the Company or a Subsidiary subject to Section 16 of the 1934 Act or a "covered employee" as defined in Section 162(m)(3) of the Code.

          2.16 "Fair Market Value" means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

          2.17 "Independent Third Party" means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

          2.18 "Incentive" is defined in Section 2.1 of the Plan.

          2.19 "Incentive Stock Option" means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

          2.20 "Nonqualified Stock Option" means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

          2.21 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

          2.22 "Other Award" means an Award issued pursuant to Section 6.9 of the Plan.

          2.23 "Outside Director" means a director of the Company who is not an Employee or a Consultant.

          2.24 "Participant" means an Employee, Consultant or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

          2.25 "Plan" means this Toreador Resources Corporation 2005 Long-Term Incentive Plan, as amended from time to time.

          2.26 "Performance Award" means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 of the Plan.

          2.27 "Performance Goal" means any of the goals set forth in Section 6.10 of the Plan.

          2.28 "Reload Stock Option" means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 8.3(c) of the Plan.

          2.29 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

          2.30 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

          2.31 "Restricted Stock Units" means units awarded to Participants pursuant to Section 6.6 of the Plan, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

          2.32 "Retirement" means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

          2.33 "SAR" or "stock appreciation right" means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

          2.34 "SAR Price" means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

          2.35 "Stock Option" means a Nonqualified Stock Option, a Reload Stock Option or an Incentive Stock Option.

          2.36 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

          2.37 "Termination of Service" occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Consultant of the Company or a Subsidiary ceases to serve as a Consultant of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a "Termination of Service" shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Consultant or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.37, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of "Termination of Service" for purposes of such Award shall be the definition of "separation from service" provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

          2.38 "Total and Permanent Disability" means a Participant is qualified for long-term disability benefits under the Company's or Subsidiary's disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder which prevents the Participant from performing his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.38, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of "Total and Permanent Disability" for purposes of such Award shall be the definition of "disability" provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3
ADMINISTRATION

        3.1    General Administration; Establishment of Committee.    Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the "Committee"). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

        Membership on the Committee shall be limited to those members of the Board who are "outside directors" under Section 162(m) of the Code and "non-employee directors" as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

        3.2    Designation of Participants and Awards.

          (a)   The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

          (b)   Notwithstanding Subsection 3.2(a), the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an "Authorized Officer") to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.

        3.3    Authority of the Committee.    The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee's discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

        The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

        With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4
ELIGIBILITY

        Any Employee (including an Employee who is also a director or an officer), Consultant or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Consultant or Outside Director of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which Employees, Consultants or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5
SHARES SUBJECT TO PLAN

        5.1    Number Available for Awards.    Subject to adjustment as provided in Articles 11 and 12 of the Plan, the maximum number of shares of Common Stock that may be delivered pursuant to Awards, other than Incentive Stock Options, granted under the Plan is 250,000 shares, and the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options is 100,000 shares. Subject to adjustment pursuant to Articles 11 and 12, no Executive Officer may receive in any calendar year (i) Stock Options or SARs relating to more than 20,000 shares of Common Stock, or (ii) Restricted Stock, Restricted Stock Units, Performance Awards or Other Awards that are subject to the attainment of Performance Goals relating to more than 20,000 shares of Common Stock; provided, however, that all such Awards to any Executive Officer during any calendar year shall not exceed an aggregate of more than 40,000 shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

        5.2    Reuse of Shares.    To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1(a) above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6
GRANT OF AWARDS

        6.1    In General.

          (a)   The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

          (b)   If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

          (c)   Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

        6.2    Option Price.    The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

        6.3    Maximum ISO Grants.    The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company's stock transfer records.

        6.4    Restricted Stock.    If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of Restricted Stock need not be the same with respect to each Participant.

          (a)   Legend on Shares.    Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan.

          (b)   Restrictions and Conditions.    Shares of Restricted Stock shall be subject to the following restrictions and conditions:

              (i)  Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

             (ii)  Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed in such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

            (iii)  The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

            (iv)  Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

        6.5    SARs.    The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

        6.6    Restricted Stock Units.    Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

        6.7    Performance Awards.

          (a)   The Committee may grant Performance Awards to any Participant upon such terms and conditions as shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Each Performance Award shall have its own terms and conditions. At the time of the grant of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee:

              (i)  shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the attained levels of the Performance Goals which result from specified corporate transactions, extraordinary events, accounting changes and other similar occurrences, so long as those transactions, events, changes and occurrences were not certain at the time the Performance Goal was initially established and the amount of the Performance Award for any Participant is not increased, unless the reduction in the Performance Goals would reduce or eliminate the amount of the Performance Award, and the Committee determines not to make such reduction; and

             (ii)  may provide for the manner in which the Performance Goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences, to the extent those transactions, events, changes and occurrences have a positive effect on the attained levels of the Performance Goals, so long as the Committee's actions do not increase the amount of the Performance Award for any Participant.

  The determination of the amount of any reduction in the Performance Goals shall be made by the Committee in consultation with the Company's independent auditor or compensation consultant. With respect to a Performance Award that is not intended to satisfy the requirements of Section 162(m) of the Code, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

          (b)   Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company's business and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

        6.8    Dividend Equivalent Rights.    The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

        6.9    Other Awards.    The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

        6.10    Performance Goals.    Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria within the meaning of Section 162(m) of the Code may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company's Common Stock; return on assets, equity or stockholders' equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders ("Performance Criteria"). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company's quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company's financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company's annual report. However, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

        6.11    Tandem Awards.    The Committee may grant two or more Incentives in one Award in the form of a "tandem Award," so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

ARTICLE 7
AWARD PERIOD; VESTING

        7.1    Award Period.    Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

        7.2    Vesting.    The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8
EXERCISE OR CONVERSION OF INCENTIVE

        8.1    In General.    A vested Incentive may be exercised or converted during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

        8.2    Securities Law and Exchange Restrictions.    In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

        8.3    Exercise of Stock Option.

          (a)   In General.    If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

          (b)   Notice and Payment.    Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option with an Option Price equal to the value of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

          (c)   Reload Stock Options.    In the event that shares of Common Stock are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 8.3(b) above and/or shares of Common Stock are delivered to or withheld by the Company in satisfaction of the Company's tax withholding obligations upon exercise in accordance with Section 15.6 of the Plan, then, subject to Article 10 of the Plan, the Committee may authorize the automatic grant to a Participant so exercising a Nonqualified Stock Option, a replacement Nonqualified Stock Option, and to a Participant so exercising an Incentive Stock Option, a replacement Incentive Stock Option (in either case, a "Reload Stock Option"), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on its Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised. The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised. A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six (6) months from its Date of Grant. It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the option period of the Reload Stock Option and such other terms and provisions as are consistent with the Plan.

          (d)   Issuance of Certificate.    Except as otherwise provided in Section 6.4 of the Plan (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

          (e)   Failure to Pay.    Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant's Stock Option and right to purchase such Common Stock may be forfeited by the Company.

        8.4    SARs.    Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

            (i)  cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

           (ii)  that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

          (iii)  the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

        8.5    Disqualifying Disposition of Incentive Stock Option.    If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9
AMENDMENT OR DISCONTINUANCE

        Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections; shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10
TERM

        The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on May 19, 2015, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11
CAPITAL ADJUSTMENTS

        In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4 of the Plan, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Section 422 of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

        Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION

        12.1    No Effect on Company's Authority.    The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        12.2    Conversion of Incentives Where Company Survives.    Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 of the Plan or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

        12.3    Exchange or Cancellation of Incentives Where Company Does Not Survive.    Except as otherwise provided by Section 12.4 of the Plan or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

        12.4    Cancellation of Incentives.    Notwithstanding the provisions of Sections 12.2 and 12.3 of the Plan, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

          (a)   giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares and, permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board's discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

          (b)   in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the "Spread"), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

          (c)   An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) of the Plan.

ARTICLE 13
LIQUIDATION OR DISSOLUTION

        Subject to Section 12.4 of the Plan, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 of the Plan.

ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

        Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, consultants or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Consultants or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15
MISCELLANEOUS PROVISIONS

        15.1    Investment Intent.    The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

        15.2    No Right to Continued Employment.    Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

        15.3    Indemnification of Board and Committee.    No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

        15.4    Effect of the Plan.    Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

        15.5    Compliance With Other Laws and Regulations.    Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

        15.6    Tax Requirements.    The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term "Company" shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant's income arising with respect to the Award.

Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

        15.7    Assignability.    Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

        Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 15.7, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

        Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 of the Plan the term "Participant" shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

        15.8    Use of Proceeds.    Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

        15.9    Legend.    Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

  On the face of the certificate:

    "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

  On the reverse:

    "The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Toreador Resources Corporation 2005 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

        The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

    "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

        A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.

***************

        IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of May 19, 2005, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

TOREADOR RESOURCES CORPORATION
By:	/s/ G. THOMAS GRAVES, III
	Name:	G. Thomas Graves, III
	Title:	President and CEO
Attest:
/s/ GERRY CARGILE

Appendix B

AMENDMENT NO. 4
TO THE
TOREADOR RESOURCES CORPORATION
2005 LONG-TERM INCENTIVE PLAN

        TOREADOR RESOURCES CORPORATION, a Delaware corporation (the "Company"), pursuant to the authority granted in Article 9 of the Toreador Resources Corporation 2005 Long-Term Incentive Plan (the "Plan"), hereby amends the Plan as follows, effective as of June 3, 2010 and subject to the approval of the requisite vote of the stockholders of the Company:

          1.     In the first sentence of Section 5.1 of the Plan, the number "1,750,000" is hereby deleted and replaced with "3,200,000."

          2.     Except as amended hereby, the Plan, as previously amended, shall remain in full effect.

        IN WITNESS WHEREOF, the Plan is amended effective as of the dates set forth above.

TOREADOR RESOURCES CORPORATION

Name:
Title:

B-1

VOTE BY INTERNET - https://materials.proxyvote.com/ 891050
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TOREADOR RESOURCES c/o Toreador Holding SAS 9 rue Scribe 75009 Paris, France

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN  THIS  PORTION ONLY

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	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of thenominee(s) on the line below.

The Board of Directors recommends that you vote FOR the following:	O	O	O

1. Election of Directors
Nominees
01 Julien Balkany 06 Ian Vann	02 Bernard de Combret 07 Herbert Williamson III	03 Peter J. Hill	04 Adam Kroloff	05 Craig M. McKenzie

The Board of Directors recommends you vote FOR the following proposal(s):
	For	Against	Abstain
2. Proposal to approve the amendment to our Restated Certificate of Incorporation.	O	O	O

3. Proposal to approve the amendment to the 2005 Long-term Incentive Plan.	O	O	O

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

	Yes	No
Please indicate if you plan to attend this meeting	O	O

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K Wrap is/are available at https://materials.proxyvote.com/ 891050.

TOREADOR RESOURCES CORPORATION

c/o Toreador Holding SAS

9 rue Scribe

75009 Paris, France

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
FOR THE ANNUAL MEETING ON JUNE 3, 2010

The undersigned hereby constitutes and appoints Craig M. McKenzie and Marc Sengès, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of Toreador Resources Corporation held of record by the undersigned on April 7, 2010, at the Annual Meeting of Stockholders to be held at the W New York - Times Square, Studios 2 and 3, Fifith Floor, 1567 Broadway, New York, New York, 10036, on Thursday, June 3, 2010, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on the reverse side, as more fully described in the notice of the meeting dated _____ __, 2010 and the proxy statement accompanying such notice.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR ALL THE NOMINEES FOR DIRECTOR, (II) FOR THE APPROVAL OF THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, (III) FOR THE APPROVAL OF THE AMENDMENT TO OUR 2005 LONGTERM INCENTIVE PLAN, AND (IV) IN THE DISCRETION OF THE PROXY, ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX (SEE REVERSE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE THESE SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

Continued and to be signed on reverse side